UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Education Realty Trust, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117
(901) 259-2500

April 8, 2010

Dear Stockholder,

I would like to extend a personal invitation for you to join us at our annual meeting of stockholders on Wednesday, May 19, 2010, at 9:00 a.m. Central Daylight Savings Time at the Corporate Headquarters of Education Realty Trust, Inc. located in Memphis, Tennessee. The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the meeting.

Pursuant to the “e-proxy” rules promulgated by the Securities and Exchange Commission, we are now primarily furnishing proxy materials to our stockholders over the Internet. Accordingly, on or about April 8, 2010, we will mail to our stockholders (other than those who have previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials. On the date of the mailing of the Notice of Internet Availability of Proxy Materials, all stockholders of record and beneficial owners will have the ability to access all of the proxy materials on an Internet website referred to in the Notice of Internet Availability of Proxy Materials. These proxy materials will be available free of charge. The e-proxy rules afford us the opportunity to realize cost savings on the printing and distribution of our proxy materials, and we hope that, if possible and convenient, you will avail yourself of this option.

Your vote is important.   Whether you can or cannot attend the meeting, I encourage you to vote. Please complete, sign and return your proxy card or give your proxy authorization over the Internet or by telephone prior to the meeting so that your shares will be represented and voted at the meeting.

Sincerely,

Randy Churchey President, Chief Executive Officer and Director

530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117
(901) 259-2500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2010 Annual Meeting of Stockholders of Education Realty Trust, Inc.

When	9:00 a.m. Central Daylight Savings Time on May 19, 2010.
Where	Corporate Headquarters, 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117.
Items of Business	• To elect seven directors to serve until the 2011 Annual Meeting of Stockholders and until their successors have been duly elected and qualify (Proposal 1);
• To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 (Proposal 2);
• To approve the Education Realty Trust, Inc. Employee Stock Purchase Plan (Proposal 3); and
• To conduct such other business as may properly come before the meeting or any adjournment or postponement thereof.
Record Date	Stockholders of record as of the close of business on March 19, 2010 will be entitled to notice of and to vote at the 2010 Annual Meeting of Stockholders.
Voting by Proxy or Proxy Authorization	Education Realty Trust, Inc., on behalf of the Board of Directors, is soliciting your proxy to ensure that a quorum is present and that your shares are represented and voted at the meeting. Please see the Notice of Internet Availability of Proxy Materials for information about giving your proxy authorization over the Internet or by telephone. You may also request a paper proxy card to submit your vote by mail if you prefer. If you subsequently decide to vote at the meeting, information about revoking your proxy prior to the meeting is also provided. You may receive more than one set of proxy materials and proxy cards. Please promptly complete, sign and return each proxy card that you receive or give your proxy authorization over the Internet or by telephone to ensure that each of your shares are represented and voted.
Recommendations	The Board of Directors recommends that you vote “FOR” each nominee for director; “FOR” Proposal 2; and “FOR” Proposal 3.

By Order of the Board of Directors,

Randall H. Brown Secretary

April 8, 2010
Memphis, Tennessee

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on May 19, 2010

This Proxy Statement and the Annual Report on Form 10-K
are available at www.edrtrust.com/proxy

EDUCATION REALTY TRUST, INC.

530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117
(901) 259-2500

PROXY STATEMENT FOR THE
2010 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished by Education Realty Trust, Inc., a Maryland corporation, on behalf of the Board of Directors for use at the 2010 Annual Meeting of Stockholders, or Annual Meeting, and at any adjournment or postponement thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. When used in this Proxy Statement, the terms “EDR,” “we,” “us” or “our” refer to Education Realty Trust, Inc.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with the rules and regulations adopted by the Securities and Exchange Commission, or SEC, we are now primarily furnishing proxy materials to our stockholders over the Internet instead of mailing printed copies of those materials to each stockholder. Only stockholders of record at the close of business on March 19, 2010 will be entitled to notice of and to vote at the Annual Meeting. On or about April 8, 2010, we expect to send most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including this Proxy Statement and the Annual Report on Form 10-K, or Annual Report, for the 2009 fiscal year. The Notice of Internet Availability of Proxy Materials also instructs you how to access the proxy card and give your proxy authorization over the Internet or by telephone. This process is designed to expedite stockholders’ receipt of our proxy materials, lower the cost of the Annual Meeting and conserve natural resources.

If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting these materials which are included in the Notice of Internet Availability of Proxy Materials. If you previously elected to receive a printed or electronic copy of our proxy materials, which we also expect to distribute on or about April 8, 2010, you will continue to receive these materials by mail or electronic mail. You will continue to receive paper or electronic copies of our proxy materials in the future until you elect otherwise.

INFORMATION ABOUT THE ANNUAL MEETING

When is the Annual Meeting?

The Annual Meeting will be held at 9:00 a.m. Central Daylight Savings Time on May 19, 2010.

Where will the Annual Meeting be held?

The Annual Meeting will be held at EDR’s Corporate Headquarters located at 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117.

What items will be voted upon at the Annual Meeting?

There are three matters scheduled for a vote at the Annual Meeting:

1.  To elect seven directors to serve until the 2011 Annual Meeting of Stockholders and until their successors have been duly elected and qualify;

2.  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

3.  To approve the Education Realty Trust, Inc. Employee Stock Purchase Plan.

As of the date of this Proxy Statement, we are not aware of any additional matters that will be presented for consideration at the Annual Meeting.

What are the recommendations of the Board of Directors?

Our Board of Directors recommends that you vote:

•	“FOR” the election of each of the seven nominees named herein to serve on the Board of Directors;
•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as EDR’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and
•	“FOR” the approval of the Education Realty Trust, Inc. Employee Stock Purchase Plan.

Will EDR’s directors be in attendance at the Annual Meeting?

EDR encourages, but does not require, its directors to attend annual meetings of stockholders. However, EDR anticipates that each of its incumbent directors will attend the Annual Meeting.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, March 19, 2010, are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. As of the close of business on March 19, 2010, EDR had 56,761,966 shares of common stock outstanding.

Stockholders of Record: Shares Registered in Your Name.  If, on March 19, 2010, your shares were registered directly in your name with EDR’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent.  If, on March 19, 2010, your shares were held in an account at a broker, bank or other agent, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

How do I vote?

You may either vote “FOR” all of the nominees to the Board of Directors or you may withhold your vote for all of the nominees or for any nominee that you specify. For each of the other matters to be voted upon, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by giving your proxy authorization over the Internet or by telephone. In addition, you may request a proxy card from us as instructed in the Notice of Internet Availability of Proxy Materials and indicate your vote by completing, signing and dating the card where indicated and mailing the card in the postage paid envelope provided. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy or to give your proxy authorization to ensure that your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy or given your proxy authorization.

•	To vote in person, attend the Annual Meeting, and we will provide you with a ballot when you arrive.
•	To give your proxy authorization over the Internet or by telephone, follow the instructions for accessing the proxy materials provided in the Notice of Internet Availability of Proxy Materials.
•	To vote using a proxy card, request a proxy card from us as instructed in the Notice of Internet Availability of Proxy Materials. You should complete, sign and date the proxy card and return it promptly in the postage paid envelope provided. If your signed proxy card is received by the close of business on May 18, 2010, then we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent.  If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Notice of Internet Availability of Proxy Materials from that organization rather than from EDR. You should follow the instructions provided by your broker, bank or other agent as to how to vote your shares. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. To do this, follow the instructions from your broker, bank or other agent included with the Notice of Internet Availability of Proxy Materials or contact your broker, bank or other agent to request a proxy card.

We provide Internet proxy authorization on-line with procedures designed to ensure the authenticity and correctness of your proxy authorization instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

For each matter to be voted upon, you have one vote for each share of common stock that you own as of the close of business on March 19, 2010.

What if I request and return a proxy card but do not make specific choices?

If you request a proxy card and return the card signed and dated without marking any voting selections, your shares will be voted “FOR” the election of all seven nominees for director, “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 and “FOR” the approval of the Education Realty Trust, Inc. Employee Stock Purchase Plan. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his discretion.

Can I change my vote after I return my proxy card?

Yes. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy bearing a later date which is received by the close of business on May 18, 2010;
•	You may send a written notice which is received by the close of business on May 18, 2010 that you are revoking your proxy to 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Randall H. Brown, Corporate Secretary; or
•	You may attend the Annual Meeting and notify the election officials that you wish to revoke your proxy and vote in person. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent as your nominee, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “FOR” and withheld votes and, with respect to proposals other than the election of the seven director nominees, “AGAINST” votes, abstentions and broker non-votes.

If your shares are held by your broker, bank or other agent as your nominee, you will need to obtain a proxy card from the organization that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank or other agent to vote your shares. Brokers, banks or other agents that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals but may vote their clients’ shares on “routine” proposals. Effective this year, under applicable rules of the New York Stock Exchange, or NYSE, Proposal 1 (election of directors) and Proposal 3 (approval of Education Realty Trust, Inc. Employee Stock Purchase Plan) are non-routine proposals whereas Proposal 2 (ratification of the appointment of Deloitte & Touche LLP) is a routine proposal. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. Abstentions and broker non-votes have no effect and will not be counted towards the vote total for any proposal.

How many votes are needed to approve each proposal?

•	The affirmative vote of a plurality of all the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of a director. Therefore, for the seven director positions, the nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected.
•	To be approved, Proposal 2, the ratification of the appointment of Deloitte & Touche LLP as EDR’s independent registered public accounting firm for the fiscal year ending December 31, 2010, must receive more votes in favor of ratification than votes cast against. However, the Audit Committee is not bound by a vote either for or against Proposal 2. The Audit Committee will consider a vote against the firm by the stockholders in selecting EDR’s independent registered public accounting firm in the future.
•	To be approved, Proposal 3, the approval of the Education Realty Trust, Inc. Employee Stock Purchase Plan must receive more votes in favor of approval than votes cast against.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented at the Annual Meeting. As of the close of business on March 19, 2010, the record date, there were 56,761,966 shares outstanding and entitled to vote. Thus, 28,380,984 shares must be represented at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you vote in person at the Annual Meeting or if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent). Abstentions and broker non-votes will also be counted towards the quorum requirement. If there is no quorum, the Chairman of the Annual Meeting may adjourn the meeting until a later date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final results will be announced in a Current Report on Form 8-K which will be filed with the SEC within four business days after the conclusion of the Annual Meeting.

ADDITIONAL INFORMATION

How and when may I submit a stockholder proposal for EDR’s 2011 Annual Meeting of Stockholders?

Our annual meeting of stockholders is generally held in May of each year. We will consider for inclusion in our proxy materials for the 2011 Annual Meeting of Stockholders proposals that are received no later than December 9, 2010 and that comply with all applicable requirements of Rule 14a-8 promulgated under the

Securities Exchange Act of 1934, as amended, or the Exchange Act, and our Amended and Restated Bylaws. Stockholders must submit their proposals to our Corporate Headquarters located at 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Randall H. Brown, Corporate Secretary.

In addition, any stockholder who wishes to propose a nominee to the Board of Directors or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of our Amended and Restated Bylaws, a copy of which is on file with the SEC and may be obtained from our Corporate Secretary upon request. These notice provisions require that nominations of persons for election to the Board of Directors and proposals of business to be considered by the stockholders for the 2011 Annual Meeting of Stockholders must be made in writing and submitted to our Corporate Secretary at the address above no earlier than November 9, 2010 and no later than December 9, 2010. A more detailed discussion regarding the submission of proposals for the 2011 Annual Meeting of Stockholders is provided under “Corporate Governance – Nominations by Stockholders” below.

How can I obtain EDR’s Annual Report?

Our Annual Report for the fiscal year ended December 31, 2009, as filed with the SEC, is available on the Investor Relations page of our corporate website at www.educationrealty.com under the category “SEC Filings.” If you wish to receive a copy of our Annual Report for the fiscal year ended December 31, 2009, as well as a copy of any exhibit specifically requested, we will mail these documents to you without charge. Requests should be sent to Education Realty Trust, Inc., 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117. A copy of our Annual Report has also been filed with the SEC and may be accessed from the SEC’s website at www.sec.gov.

The Annual Report for the fiscal year ended December 31, 2009 is not to be deemed a part of our proxy materials.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to the costs of mailing the Notice of Internet Availability of Proxy Materials, posting the proxy materials on the Internet and mailing any requested proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries (such as a broker, bank or other agent) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our proxy materials, including the Notice of Internet Availability of Proxy Materials and Annual Report, unless the affected stockholder has provided us with contrary instructions. This procedure provides extra convenience for stockholders and cost savings for companies.

EDR and some brokers, banks or other agents may be householding our Annual Report and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of the Annual Report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other agent that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. Stockholders may revoke their consent at any time by contacting Broadridge ICS, either by calling toll-free (800) 542-1061 or by writing to Broadridge ICS, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, EDR will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the Annual Report and other proxy materials, to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the Annual Report and other proxy materials, you may send a written request to 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Randall H. Brown, Corporate Secretary or call (901) 259-2500. In addition, if you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials and, if applicable, Annual Report and other proxy materials, you can request householding by contacting our Corporate Secretary in the same manner.

Who should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of EDR common stock, please contact Randall H. Brown, Corporate Secretary, at 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117 or by calling (901) 259-2500.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

At the Annual Meeting, seven persons will be elected to serve on our Board of Directors, each for a one-year term or until his successor is duly elected and qualifies. Directors are elected by a plurality of the votes cast at the Annual Meeting in the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may select. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors and the period of time during which he has served as a director. There are no family relationships among any of the members of our Board of Directors.

Current Director Nominees

Paul O. Bower, age 67, has served as the Chairman of our Board of Directors since July 2004. He was also our President and Chief Executive Officer from that date until his retirement on December 31, 2009. Mr. Bower joined our predecessor, Allen & O’Hara, Inc., or Allen & O’Hara, in July 1969, and from 1969 to 1977, he served as Assistant General Manager of Granville Towers (University of North Carolina), General Manager of The Towers (University of Wisconsin) and Summit Hall (West Virginia University), and Regional Director and Branch Manager of Allen & O’Hara’s student housing/foodservice group. In 1977, Mr. Bower was promoted to Vice President of the student housing group of Allen & O’Hara’s management services department, and he became Senior Vice President of that department in 1979. In 1994, Mr. Bower was named Senior Vice President of Management Contract Development, and, in 1997, he was named Executive Vice President of Development. In January 1998, he became President and Chief Executive Officer of Allen & O’Hara. Mr. Bower also serves on the Board of Directors of Youth Villages, a private nonprofit organization dedicated to helping emotionally and behaviorally troubled children and their families.

Monte J. Barrow, age 65, has served as a member of our Board of Directors since January 2005. From February 1982 until August 2002, Mr. Barrow served as the Chief Financial Officer and Senior Vice President of MS Carriers, Inc., a publicly-traded trucking transportation company (NASDAQ:MSCA). While serving as Chief Financial Officer of MS Carriers, Mr. Barrow was responsible for the accounting, financial, human resources and information technology departments. Mr. Barrow retired in August 2002 following the sale of MS Carriers to Swift Transportation Company, Inc. Since February 2003, Mr. Barrow has been self-employed and is the owner and operator of a privately-held business, Dieco Products LLC. From March 2008 to December 2009, Mr. Barrow served as the Chief Financial Officer of City Enterprises. City Enterprises is a group of companies with holdings in automobile retail sales, automobile auctions, dealer finance, personal finance and real estate. This group of businesses is privately owned.

William J. Cahill, age 64, has served as a member of our Board of Directors since January 2005. Mr. Cahill served as the Corporate Vice President of Human Resources of FedEx Corporation (NYSE:FDX) since June 2004 until his retirement in June 2007. He served as Vice President of Human Resources of FedEx Corporation from February 1998 until June 2004. He had been with FedEx since December 1979. In his role, Mr. Cahill was responsible for executive compensation, succession planning, healthcare strategy, retirement investment, employment, legal compliance and other human resources functions at FedEx Corporation. Additionally, Mr. Cahill has served as a member of the Board of Directors of the Make A Wish Foundation of the Mid-South since September 2009.

Randall L. Churchey, age 49, has served as a member of our Board of Directors since January 2010. He is also our President and Chief Executive Officer. Mr. Churchey is the founder and Co-Chairman of the Board of MCR Development, LLC, a private hotel construction, ownership and management company. Since December 2004, Mr. Churchey has been a member of the Board of Directors of Great Wolf Resorts, Inc., a public indoor water park resort company (NASDAQ: WOLF), and was the Interim Chief Executive Officer of Great Wolf from May 2008 until December 2008. He was President and Chief Executive Officer and a

member of the Board of Directors of Golden Gate National Senior Care (the successor to Beverly Enterprises) from March 2006 to September 2007. From January 2005 until May 2007, Mr. Churchey was a member of EDR’s Board of Directors. Mr. Churchey served as President and Chief Operating Officer of RFS Hotel Investors, Inc., a NYSE-listed hotel real estate investment trust (NYSE: RFS), from 1999 to 2003. Mr. Churchey served as a director of RFS from 2000 through 2003. From 2004 until its sale in 2008, Mr. Churchey served on the Board of Trustees of Innkeepers USA Trust, a publicly-traded real estate investment trust (NYSE: KPA). From 1997 to 1999, he was Senior Vice President and Chief Financial Officer of FelCor Lodging Trust, Inc., a NYSE-listed hotel real estate investment trust (NYSE: FCH). For nearly 15 years prior to joining FelCor, Mr. Churchey held various positions in the audit practice of Coopers & Lybrand, LLP, including head of the real estate and hospitality practice for the Southwest region of the United States.

John L. Ford, age 64, has served as a member of our Board of Directors since January 2005. Dr. Ford is the Senior Vice President and Dean of Campus Life at Emory University where he oversees student housing and seventeen other departments. Dr. Ford was a professor of policy analysis and management and the dean of students at Cornell University from 1992 to 2000. He has held administrative, academic or research positions at the University of Exeter in England, the University of British Columbia in Canada, the Japanese Nursing Association in Japan, the Dokkyo University Medical School in Japan, Johns Hopkins University and the University of Chicago. Dr. Ford is currently a member of the Board of Trustees of the University of the South.

Howard A. Silver, age 55, has served as a member of our Board of Directors since February 2010. Mr. Silver has served as a director of CapLease, Inc. (NYSE:LSE), a public triple net lease real estate investment trust, since March 2004 and is currently the lead independent director, Chairman of the Audit Committee and a member of the Nomination and Investment Committees. Additionally, since December 2004, Mr. Silver has been a director of Great Wolf Resorts, Inc., a public indoor water park resort company (NASDAQ:WOLF), where he serves as Chairman of the Audit Committee and a member of the Compensation Committee. From May 1994 until October 2007, Mr. Silver held various executive positions with Equity Inns, Inc., a NYSE-listed real estate investment trust (NYSE:ENN), which was sold to Whitehall Global Real Estate Funds. At the time of the sale, Mr. Silver held the positions of President and Chief Executive Officer and was also a director of Equity Inns, and he had previously held the positions of Chief Operating Officer, Executive Vice President of Finance, Secretary, Treasurer and Chief Financial Officer. From 1992 until 1994, Mr. Silver served as Chief Financial Officer of Alabaster Originals, L.P., a fashion jewelry wholesaler. Mr. Silver has been a certified public accountant since 1980 and was employed by Ernst & Young LLP from 1987 to 1992 and by Coopers & Lybrand L.L.P. from 1978 to 1986.

Wendell W. Weakley, age 55, has served as a member of our Board of Directors since May 2007. Mr. Weakley is the President and Chief Executive Officer of the University of Mississippi Foundation. Prior to joining the Foundation on July 1, 2006, he was with PricewaterhouseCoopers LLP, or PwC, from August 1976 to June 2006. Mr. Weakley was an audit partner with PwC serving public clients in the manufacturing, distribution and retail sectors in the Memphis, Dallas and Tampa offices over his career. As an audit manager, he also served a two-year international tour of duty with PwC. He served as the Office Managing Partner for the Memphis office of PwC as well as the audit and industry leader in the Dallas/Ft. Worth market for PwC. He was also a Regional Risk Management partner for PwC. Mr. Weakley is a Certified Public Accountant.

Qualifications of Director Nominees

When considering whether our director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of EDR’s operational and organizational structure, the Nominating and Corporate Governance Committee and the Board of Directors focused primarily on the information discussed in each of the director nominees’ individual biographies set forth above and on the following particular attributes:

•	Mr. Bower: The Board of Directors considered his prior service to EDR as its Chairman, President and Chief Executive Officer and his forty years of experience in the student housing industry and determined that his intimate knowledge of EDR and his familiarity with the student housing industry are critical to the oversight of our strategic initiatives and the evaluation of our operational performance.

•	Mr. Barrow: The Board of Directors considered his twenty years of experience as a senior executive officer of a publicly-traded company at which he was directly responsible for, among others, the accounting and financial departments and determined that his strong leadership qualities and comprehensive knowledge of multiple corporate disciplines are integral to his service as our lead independent director of executive sessions and as a member of each of the committees of the Board of Directors.
•	Mr. Cahill: The Board of Directors considered his twenty-two years of executive level experience at a global corporation in human resources, executive compensation matters and succession planning and determined that his expertise in these areas enhances his oversight and administration of our executive officer compensation program in the capacity of Chairman of the Compensation Committee and as member of our Board of Directors.
•	Mr. Churchey: The Board of Directors considered his ten years of service as a senior executive officer of publicly-traded real estate companies, including REITs, his extensive experience in the field of public accounting and his current service as our President and Chief Executive Officer and determined that his vast experience in the real estate industry and his direct involvement and understanding of the ongoing operations of EDR facilitate the Board of Directors in its evaluation of our strategic initiatives and operational performance.
•	Dr. Ford: The Board of Directors considered his thirty-nine years of experience in higher education, the last nine of which have been dedicated to the oversight of student housing at Emory University, and his expertise in the planning, design, construction, financial and operational management of student housing and determined that Dr. Ford is distinctively qualified to identify similarly capable director nominees in the capacity of Chairman of the Nominating and Corporate Governance Committee and to analyze the operational performance of EDR as a member of our Board of Directors.
•	Mr. Silver: The Board of Directors considered his thirty-two years of service as a senior executive officer and director of publicly-traded real estate companies, including REITs, and his experience in the field of public accounting and determined that his prior experience in leading a publicly-traded REIT and expertise in public accounting, strategic planning and public company executive compensation matters significantly benefit our Board of Directors in the fulfillment of its duties.
•	Mr. Weakley: The Board of Directors considered his thirty years of experience in public accounting and his leadership of a non-profit corporation responsible for investing and distributing proceeds for the benefit of a major public university and determined that his extensive expertise in the field of accounting and his leadership skills facilitate his oversight and administration of our accounting and financial reporting practices, risk management efforts and compliance with applicable regulatory standards in the capacity of Chairman of the Audit Committee and as a member of our Board of Directors.

The Board of Directors recommends a vote “FOR” each nominee named above.

CORPORATE GOVERNANCE

Director Independence

As required under NYSE listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent” as affirmatively determined by the board of directors. Consistent with SEC rules, the NYSE listing standards and our Corporate Governance Guidelines, our Board of Directors reviews all relevant transactions or relationships between each director and EDR, senior management and our independent registered public accounting firm. During this review, the Board of Directors considers whether there are any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of EDR’s senior management or their affiliates. The Board of Directors consults with EDR’s corporate counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent.”

As a result of this review, our Board of Directors affirmatively determined that the following five of our seven current directors are “independent” within the meaning of applicable SEC rules, NYSE listing standards and our Corporate Governance Guidelines: Messrs. Barrow, Cahill, Silver and Weakley and Dr. Ford. Mr. Bower, our former President and Chief Executive Officer, and Mr. Churchey, our current President and Chief Executive Officer, are not “independent.”

Board and Committee Meetings; Attendance

EDR encourages, but does not require, its directors to attend annual meetings of stockholders. Messrs. Barrow, Bower, Cahill and Weakley attended the 2009 Annual Meeting of Stockholders. The Board of Directors held 11 meetings during 2009. Each member of the Board of Directors attended at least 75% of the aggregate of (i) all board meetings and (ii) all committee meetings for committees on which the director served. In addition, our independent directors conduct regularly scheduled meetings without the presence of non-independent directors or management. Mr. Barrow, as lead independent director, serves as Chairman for and presides over these executive sessions of the independent directors.

Board Committees

The Board of Directors has established three permanent committees that have certain responsibilities for our governance and management. These committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors has adopted charters for each of these committees which can be found on the Investor Relation’s page of our corporate website at www.educationrealty.com under the category “Governance Documents.” EDR will also provide a copy of these charters to any person, without charge, upon written request to 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Randall H. Brown, Corporate Secretary.

The Board of Directors has determined that each member of the Audit Committee meets the independence and financial sophistication requirements of the NYSE listing standards applicable to members of the Audit Committee as well as the Audit Committee independence standards established by the SEC. Further, the Board of Directors has determined that Mr. Weakley, the Audit Committee Chairman, is an “audit committee financial expert” as defined by the rules of the SEC. In addition, the Board of Directors has determined that each member of the Compensation Committee and the Nominating and Corporate Governance Committee satisfies the independence requirements of the NYSE listing standards.

The current membership of and information about each committee of the Board of Directors is set forth below.

Committee, Current Members and Number of Meetings Held	Committee Functions
Audit Committee Current Members: Mr. Weakley (Chairman) Mr. Barrow Mr. Cahill 8 Meetings in 2009	• appoints our independent registered public accounting firm, oversees their work and reviews the scope of the audit to be conducted by them as well as the results of their audit;
• reviews the scope of our internal system of controls and appraises our financial reporting activities and the accounting standards and principles followed;

•

reviews and discusses with management and the independent registered public accounting firm various topics and events that may have a significant financial impact on our business, and it reviews and discusses with management major financial risk exposure and steps that management has taken to monitor and control such exposure;

• reviews the adequacy and effectiveness of our internal controls, internal audit procedures and disclosure controls and procedures as well as management’s reports thereon; and
• reviews and approves all transactions with related persons pursuant to our Related Party Transactions Policy.

Compensation Committee Current Members: Mr. Cahill (Chairman) Mr. Barrow Dr. Ford Mr. Silver 4 Meetings in 2009	• sets compensation for our Chief Executive Officer based upon an evaluation of his performance in light of goals and objectives determined by the Compensation Committee;
• sets the compensation for our other executive officers based upon the recommendations of the Chief Executive Officer;
• reviews other compensatory and benefit plans pertaining to our executives and employees; and
• directs the Education Realty Trust, Inc. 2004 Incentive Plan.

Nominating and Corporate Governance Committee Current Members: Dr. Ford (Chairman) Mr. Barrow Mr. Silver Mr. Weakley 4 Meetings in 2009

•

identifies, screens and recommends outstanding individuals who qualify to serve as members of the Board of Directors and recommends to the Board of Directors the director nominees for election or re-election by our stockholders at each annual meeting of stockholders;

•

reviews and makes recommendations to the Board of Directors regarding our corporate governance principles, including the structure, composition and functioning of the Board of Directors and all committees thereof, oversight by the Board of Directors of management actions and reporting duties of management;

• reviews, approves and recommends to the Board of Directors any change in independent director compensation; and
• reviews procedures for meetings of the Board of Directors, including the appropriateness and adequacy of the information supplied to directors prior to and during Board of Directors meetings.

Audit Committee Matters

The Audit Committee has been appointed by the Board of Directors to oversee the accounting, reporting and financial practices and legal compliance of EDR. The Audit Committee has general responsibility for the oversight of the accounting and financial processes of EDR, including oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualification and independence of our auditors, the performance of our internal audit function and independent auditors and the preparation of the Audit Committee Report. A more detailed discussion of the responsibilities with regard to our financial statements and the Committee’s interactions with our independent registered public accounting firm is provided under “Audit Committee Report” below.

Compensation Committee Matters

The Compensation Committee acts on behalf of the Board of Directors to establish the compensation packages of executive officers of EDR and to provide oversight of EDR’s compensation program. In addition, the Compensation Committee also reviews the compensatory and benefit plans available to our executive officers and employees and acts as the oversight committee with respect to the Education Realty Trust, Inc. 2004 Incentive Plan, or 2004 Incentive Plan. The Compensation Committee may not delegate its authority to approve executive compensation or equity awards, except to subcommittees comprised solely of Compensation Committee members. The Compensation Committee’s primary processes for establishing and overseeing executive compensation, including the role of executive officers in determining or recommending executive compensation, is provided under “Compensation Discussion and Analysis – Executive Compensation Overview” below.

To facilitate the fulfillment of its duties, the Compensation Committee has sole authority to retain outside advisors, including compensation consultants, to assist the Compensation Committee with executive compensation matters. Additionally, the Compensation Committee has sole authority to approve the fees and retention terms of any such advisors or consultants. The Compensation Committee periodically examines REITs of comparable organizational size and market capitalization and collects compensation data from such companies in order to assess the appropriateness and composition of our executive compensation packages. During December 2009, the Compensation Committee engaged Longnecker & Associates, or the Consultant, for the specific purpose of preparing a peer group compensation study designed to assist the Compensation Committee in such an analysis which focused primarily on the addition of a long-term equity component to our executive compensation packages. As a result of the study, the Compensation Committee deemed it appropriate to implement a long-term incentive component into our executive compensation packages. To this end, the Consultant also assisted the Compensation Committee in forming and structuring the 2010 Long-Term Incentive Plan, or the LTIP. A more detailed discussion of the LTIP is provided under “2010 Compensation Actions – 2010 Long-Term Incentive Compensation Plan” below.

Nominating and Corporate Governance Committee Matters

Director Nominations Process

The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility of reviewing and recommending nominees for membership on the Board of Directors. Though EDR has no formal policy addressing diversity, the Nominating and Corporate Governance Committee and Board of Directors believe that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences and should be capable of articulating a variety of viewpoints. Accordingly, pursuant to its committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee considers in its review of director nominees factors such as values and disciplines, ethical standards, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of the Board of Directors at that point in time. Other characteristics, including but not limited to, the director nominee’s material relationships with EDR, time availability, service on other boards of directors and their respective committees or any other characteristics which may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee are also reviewed for purposes of determining a director nominee’s qualifications.

Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of the Board of Directors, the operating requirements of EDR and the long-term interests of EDR’s stockholders. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent, which determination is based upon applicable NYSE listing standards, applicable SEC rules and regulations, our Corporate Governance Guidelines and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee also uses its network of contacts to compile a list of potential candidates but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to EDR during their respective term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

The Nominating and Corporate Governance Committee has evaluated and recommends each of the directors standing for election at the Annual Meeting.

Nominations by Stockholders

The Nominating and Corporate Governance Committee reviews and considers all candidates for nomination and election as directors who may be suggested by any director or executive officer of EDR. The Nominating and Corporate Governance Committee will also consider any director candidate nominated by any stockholder if the recommendation is made in accordance with the procedures set forth in our Amended and Restated Bylaws. For nominations for election to the Board of Directors or other business to be properly brought before an annual meeting of stockholders, the stockholder must comply with the advance notice provisions and other requirements of Article II, Section 11 of our Amended and Restated Bylaws. These notice provisions require that nominations for directors must be received no more than 150 days and no less than 120 days before the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders. In the event that the date of the mailing of the notice for the annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting, notice by the stockholder, to be timely, must be delivered not earlier than the close of business on the 150th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 120th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by EDR. Such stockholder’s notice must set forth certain information including, but not limited to, the following:

•	as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, pursuant to Regulation 14A under the Exchange Act;
•	as to any other business that the stockholder proposes to bring before the annual meeting, a description in reasonable detail of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of each beneficial owner, if any, on whose behalf the proposal is made; and
•	as to the stockholder giving the notice, any proposed nominee and each beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, as they appear on EDR’s stock ledger, and the current name and business address, if different, of any proposed nominee and each such beneficial owner; (ii) the class, series and number of all shares of common stock or other securities of EDR, if any, which are owned by such stockholder, proposed nominee or beneficial owner, the date on which each such share of stock or other security was acquired, the investment intent of such acquisition and any short interest in any share of stock or other security of any such person; (iii) a description of whether, and the extent to which, such stockholder, proposed nominee or beneficial owner, directly or indirectly, is subject to or during the last six months has engaged in any hedging, derivative or other similar transaction or series of transactions in common stock or other securities of EDR; (iv) a description of any substantial interest, direct or indirect, of such stockholder, proposed nominee or beneficial owner in EDR; and (v) the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business, to the extent known by the stockholder giving the notice.

The foregoing description of the advance notice provisions of our Amended and Restated Bylaws is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws. Accordingly, we advise you to review our Amended and Restated Bylaws for additional stipulations relating to advance notice of director nominations and business proposals.

Director Compensation

It is the role of the Nominating and Corporate Governance Committee, on behalf of the Board of Directors, to review, approve and recommend to the Board of Directors any changes to the compensation of independent directors. The Board of Directors and the Nominating and Corporate Governance Committee believe that director compensation should fairly compensate directors for the work required by publicly-traded real estate investment trusts of comparable organizational size and market capitalization as EDR, that the compensation should align the directors’ interests with the long-term interest of stockholders and that the structure of the compensation should be simple, transparent and easy for stockholders to understand. The compensation of non-employee directors for 2009 is set forth below.

Annual Cash Retainer	$24,000
Attendance Fee per Meeting of Board of Directors (in person)	$2,000
Attendance Fee per Meeting of Board of Directors (via teleconference)	$1,000
Attendance Fee per Meeting for Chairman of the Board of Directors	$2,250
Attendance Fee per Meeting of Committee (in person)	$1,250
Attendance Fee per Meeting of Committee (via teleconference)	$625
Additional Fee per Meeting for Chairman of Audit Committee	$1,500
Additional Fee per Meeting for Chairman of the Compensation and Nominating and Corporate Governance Committees	$500
Annual Grant of Common Stock	1,000 shares

We reimburse our independent directors for all reasonable expenses incurred in connection with their service on the Board of Directors. Directors who are employees of EDR or its subsidiaries do not receive compensation for their services as directors. The Nominating and Corporate Governance Committee approved and the Board of Directors ratified an increase in the equity component of the compensation to be paid to our non-employee directors during 2010. A more detailed discussion of this increase is provided under “2010 Compensation Actions – Non-Employee Director Compensation” below.

Communications with the Board of Directors

We have established procedures for stockholders or other interested parties to communicate directly with the independent and non-management members of our Board of Directors. Such parties can contact these members of our Board of Directors by sending written correspondence by mail to Education Realty Trust, Inc. Board of Directors, 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117. All communications made by this means will be received directly by the Chairman of the Audit Committee. Employees and others who wish to contact the Chairman or any member of the Audit Committee to report complaints or concerns with respect to accounting, internal accounting controls or auditing matters may do so anonymously by using this address.

Corporate Leadership Structure

From July 2004 until the time of his resignation, Mr. Bower served jointly as the Chairman of our Board of Directors and President and Chief Executive Officer. During this period, our Board of Directors believed that our consolidated leadership structure provided an efficient and effective management model which fostered direct accountability, effective decision-making and alignment of corporate strategy between our Board of Directors and management. Effective December 31, 2009, Mr. Bower retired from these offices though he continues to serve as our Chairman.

To fill the offices vacated by Mr. Bower’s resignation, the Board of Directors appointed Randy Churchey as EDR’s President and Chief Executive Officer effective January 1, 2010, concluding that Mr. Churchey’s considerable experience as a senior executive officer of publicly-traded real estate companies, including REITs, prior service to EDR as a member of the Board of Directors and familiarity with our operational and organizational structure uniquely qualified him for these offices. Subsequently, on January 12, 2010, the Board of Directors elected Mr. Churchey to serve as a director, effective immediately. A more detailed discussion of these actions is provided under “2010 Compensation Actions – Appointment of Randy Churchey as Director, President and Chief Executive Officer” below.

The Board of Directors has determined that our bifurcated leadership structure is appropriate because it (i) enables Mr. Churchey to focus directly upon identifying and developing corporate priorities, executing our business plan, providing daily leadership and guiding EDR through the current challenging macroeconomic environment and (ii) assists Mr. Bower in fulfilling his duties of overseeing the implementation our strategic initiatives, facilitating the flow of information between the Board of Directors and management and fostering executive officer accountability while concurrently ensuring that Mr. Bower and his intimate knowledge of EDR and the student housing industry remain as an invaluable resource to our Board of Directors.

Oversight of Risk Management

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing the management of risks applicable to us. The Board of Directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. At the committee level, (i) the Audit Committee oversees management of accounting, financial, legal and regulatory risks; (ii) the Compensation Committee oversees the management of risks relating to our executive compensation program; and (iii) the Nominating and Corporate Governance Committee manages risks associated with the independence of the members of the Board of Directors and potential conflicts of interest. While each committee is directly responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is generally responsible for and is regularly informed through committee reports about such risks and any corresponding remediation efforts designed to mitigate such risks.

Code of Ethics and Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics that is applicable to all members of our Board of Directors, our executive officers and our employees. We have posted these documents on the Investor Relation’s page of our corporate website at www.educationrealty.com under the category “Governance Documents.” EDR will provide a copy of these documents to any person, without charge, upon written request to Education Realty Trust, Inc., Investor Relations Manager, 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117. Any waiver of the Code of Business Conduct and Ethics for an executive officer or director will be promptly disclosed to stockholders in any manner that is acceptable under the NYSE listing standards, including but not limited to distribution of a press release, disclosure on our website or disclosure on Form 8-K. We intend to satisfy our disclosure obligations under Item 5.05 of Form 8-K related to amendments or waivers of the Code of Business Conduct and Ethics by posting such information on our corporate website.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Shared Services Agreement

In connection with our initial public offering, which was completed on January 31, 2005, we acquired the student housing business of Allen & O’Hara, Inc., or Allen & O’Hara, a company which is wholly-owned by Mr. Bower, our Chairman, and his family. Prior to the completion of our initial public offering, Allen & O’Hara’s student housing business shared the cost of certain common services with Allen & O’Hara’s hotel properties operations which we did not acquire and which continue to be operated by Allen & O’Hara. These services include human resources, information technology, accounting, legal, payroll, office space, office equipment and furniture and certain management personnel. We entered into a Shared Services Agreement with Allen & O’Hara to provide these services to Allen & O’Hara for the benefit of its hotel business in exchange for reimbursement to us of the fair value of the services performed which was $140,816 for the period ended December 31, 2009. Because Mr. Bower and his family are the sole stockholders of Allen & O’Hara, any economic consequence realized by Allen & O’Hara as a result of the Shared Services Agreement will also be realized by Mr. Bower.

Related Party Transactions Policy and Procedure

In March 2007, the Board of Directors adopted a written policy which sets forth EDR’s policies and procedures regarding the identification, review, consideration and approval or ratification of certain transactions. Pursuant to the Related Party Transactions Policy, the Audit Committee is to review the material facts of, and either approve or disapprove of entry into, any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year; (ii) EDR is a participant; and (iii) any related party has or will have a direct or indirect interest (other than solely as a result of being a director or being a beneficial owner of less than 10% of another entity). For purposes of the policy, a related party is any (a) person who is or was (since the beginning of the last fiscal year for which EDR has filed an annual report and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of EDR’s common stock or (c) immediate family member of any of the foregoing. An immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee). No director may participate in any discussion or approval of a transaction in which he is a related party except that the director shall provide all material information concerning the transaction to the Audit Committee.

The Audit Committee has determined that certain types of transactions shall be deemed to be pre-approved, even if the aggregate amount involved will exceed $120,000. These pre-approved transactions include (i) employment of executive officers where compensation is required to be disclosed in the proxy statement or the executive officer is not an immediate family member of another executive officer or director of EDR, the related compensation would be reported in the proxy statement if the executive officer was a named executive officer and the Compensation Committee approved (or recommended that the Board of Directors approve) such compensation; (ii) director compensation which is required to be disclosed in the proxy statement; (iii) any transaction with another company at which a related party’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s equity securities, if the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of that company’s total annual revenues; (iv) any charitable contribution, grant or endowment made by EDR to a charitable organization, foundation or university at which a related party’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $1,000,000 or 2% of the charitable organization’s total annual receipts; (v) any transaction where the related party’s interest arises solely from the ownership of EDR’s common stock and all holders of EDR’s common stock received the same benefit on a pro rata basis (e.g., dividends); (vi) any transaction involving a related party where the rates or charges involved are determined by competitive bids; (vii) any transaction with a related party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and (viii) any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

If a transaction involving a related party will be ongoing, the Audit Committee may establish guidelines for EDR’s management to observe in its ongoing dealings with the related party. Thereafter, the Audit Committee, on at least an annual basis, will review and assess ongoing relationships with the related party to determine whether they are in compliance with the Audit Committee’s guidelines and that the transaction remains appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers

The following table sets forth information as of March 19, 2010 regarding the beneficial ownership of our common stock by each of our directors and nominees for director, each of our named executive officers and by all directors, nominees and executive officers as a group, unless otherwise indicated in the footnotes. Except as otherwise indicated below, the address of each director and executive officer listed below is c/o Education Realty Trust, Inc., 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Executive Officers
Randy Churchey	90,000	(2)	*
Randall H. Brown	86,088	(3)	*
Craig L. Cardwell	115,229	(4)	*
Thomas J. Hickey	67,522	(5)	*
Thomas Trubiana	30,000	(6)	*
Directors
Monte J. Barrow	10,560		*
Paul O. Bower	896,604	(7)	1.6%
William J. Cahill	7,008		*
John L. Ford	5,000		*
Howard A. Silver	4,000		*
Wendell W. Weakley	3,162		*
All directors, nominee(s) and current and former executive officers as a group (12 persons)	1,325,173	(8)	2.30%
*	Less than 1% of the outstanding common stock.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of common stock. Shares of common stock issuable upon the conversion of units of limited partnership interest in Education Realty Operating Partnership, LP, or Operating Partnership, or University Towers Operating Partnership, LP, or University Towers Partnership, are deemed outstanding for computing the percentage ownership of the person, entity or group holding the securities but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, all persons named in the tables have sole voting and investment power with respect to their shares of common stock except to the extent authority is shared by spouses under applicable law.
(2)	The shares shown as beneficially owned by Mr. Churchey include: (i) 40,000 shares of common stock acquired in open market purchases in December 2009 and (ii) 50,000 shares of restricted common stock that vest ratably over five years.
(3)	The shares shown as beneficially owned by Mr. Brown include: (i) 40,000 shares of restricted common stock that vested ratably over five years; (ii) 2,256 shares of common stock held jointly with his wife; and (iii) 43,832 shares of common stock issuable upon the redemption of limited partnership units of our Operating Partnership. Limited partnership units of our Operating Partnership are immediately redeemable for cash or, at our election, an equal number of shares of our common stock. The shares exclude 30,000 profits interest units in Education Realty Limited Partner, LLC, which holds partnership interests in our Operating Partnership. Upon the occurrence of certain capital account equalization events, the profits interest units will become exchangeable for shares of our common stock.
(4)	Effective February 12, 2010, Mr. Cardwell concluded his employment with EDR by resigning from the offices of Executive Vice President of EDR and President of Allen & O’Hara Education Services, Inc. The shares shown as beneficially owned by Mr. Cardwell were owned as of the close of business on February 12, 2010 and include: (i) 35,000 shares of restricted common stock that vested ratably over five years and (ii) 34,729 shares of common stock issuable upon the redemption of limited partnership units of our Operating Partnership. Limited partnership units of our Operating Partnership are immediately redeemable for cash or, at our election, an equal number of shares of our common stock.

(5)	On March 16, 2010, EDR announced that Mr. Hickey would retire from his employment with EDR effective May 1, 2010. The shares shown as beneficially owned by Mr. Hickey include: (i) 10,000 shares of restricted common stock that vested ratably over five years; (ii) 43,832 shares of common stock issuable upon the redemption of limited partnership units of our Operating Partnership; and (iii) 12,690 shares of common stock issuable upon the redemption of limited partnership units of University Towers Partnership. Limited partnership units of our Operating Partnership and University Tower Partnership are immediately redeemable for cash or, at our election, an equal number of shares of our common stock. The shares exclude 20,000 profits interest units in Education Realty Limited Partner, LLC, which holds partnership interests in the Operating Partnership. Upon the occurrence of certain capital account equalization events, the profits interest units will become exchangeable for shares of our common stock.
(6)	The shares shown as beneficially owned by Mr. Trubiana include 10,000 shares of restricted common stock that vested ratably over five years and 20,000 shares of common stock issued pursuant to Mr. Trubiana’s former and current employment agreements. The shares exclude 20,000 profits interest units in Education Realty Limited Partner, LLC, which holds partnership interests in the Operating Partnership. Upon the occurrence of certain capital account equalization events, the profits interest units will become exchangeable for our common stock.
(7)	Effective December 31, 2009, Mr. Bower retired from the offices of President and Chief Executive Officer of EDR though he continues to serve as Chairman of our Board of Directors. The shares shown as beneficially owned by Mr. Bower include: (i) 45,000 shares of restricted common stock that vested ratably over five years; (ii) 13,000 shares of common stock held jointly with his wife; (iii) 656,585 shares of common stock issuable upon the redemption of limited partnership units of our Operating Partnership held by Allen & O’Hara, of which Mr. Bower and his family are the sole stockholders; (iv) 142 shares of common stock issuable upon the redemption of limited partnership units of our Operating Partnership held directly by Mr. Bower; (v) 118,430 shares of common stock issuable upon the redemption of limited partnership units of University Towers Partnership held by Allen & O’Hara; and (vi) 63,447 shares of common stock issuable upon the redemption of limited partnership units of University Towers Partnership held directly by Mr. Bower. Limited partnership units of our Operating Partnership and University Tower Partnership are immediately redeemable for cash or, at our election, an equal number of shares of our common stock.
(8)	Includes 10,000 shares of restricted common stock beneficially owned by J. Drew Koester that vested ratably over five years. Mr. Koester is an executive officer but is not a named executive officer.

Beneficial Owners of More Than 5% of Common Stock

The following table sets forth information regarding the beneficial ownership of our common stock by each person, or group of affiliated persons, who is believed by us to beneficially own 5% or more of our common stock. The percentage of class owned in the following table is based upon 56,761,966 shares of common stock outstanding as of the close of business on March 19, 2010.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, NY 10017	9,638,649	(1)	17.0%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	5,384,070	(2)	9.5%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	4,617,083	(3)	8.1%
(1)	The indicated ownership is based solely on an amendment to the Schedule 13G filed with the SEC by the beneficial owner on January 8, 2010 reporting beneficial ownership as of December 31, 2009. Cohen & Steers Capital Management, Inc. possessed sole voting power over 8,191,244 shares and sole dispositive power over 9,638,649 shares of our common stock.
(2)	The indicated ownership is based solely on an amendment to the Schedule 13G filed with the SEC by the beneficial owner on January 29, 2010 reporting beneficial ownership as of December 31, 2009.

BlackRock, Inc. possessed sole voting power over 5,384,070 shares and sole dispositive power over 5,384,070 shares of our common stock.
(3)	The indicated ownership is based solely on an amendment to the Schedule 13G filed with the SEC by the beneficial owner on February 4, 2010 reporting beneficial ownership as of December 31, 2009. The Vanguard Group, Inc. possessed sole voting power over 71,267 shares, sole dispositive power over 4,545,816 shares of our common stock and shared dispositive power with Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., over 71,267 shares of EDR’s common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and the holders of greater than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of these reports. Based solely upon a review of the copies of these reports furnished to us and written representations from such executive officers, directors and stockholders with respect to the period from January 1, 2009 through December 31, 2009, we are not aware of any required Section 16(a) reports that were not filed on a timely basis.

Copies of Section 16(a) reports can be found on the Investor Relation’s page of our corporate website at www.educationrealty.com under the category “SEC Filings.”

EXECUTIVE OFFICERS

Set forth below is background information regarding each of our executive officers, other than Mr. Churchey whose background is described above under “Election of Directors – Current Director Nominees,” and other key employees. There are no family relationships among any of our executive officers.

Executive Officers

Randall H. Brown, age 52, is the Executive Vice President, Chief Financial Officer, Treasurer and Secretary. Mr. Brown joined EDR’s predecessor company, Allen & O’Hara, as its Chief Financial Officer, Treasurer and Secretary in June 1999. Prior to joining Allen & O’Hara, Mr. Brown served as director of corporate finance for Promus Hotel Corporation (now part of Hilton Hotels Corporation). Prior to his promotion to director of corporate finance, Mr. Brown served as manager of capital analysis and planning for Promus. Mr. Brown began his career at PriceWaterhouse and also held various financial and accounting positions at International Paper Company, Holiday Inns, Inc. and PriceWaterhouse. Mr. Brown is a Certified Public Accountant (inactive) and is a member of the American Institute of Certified Public Accountants.

Thomas Trubiana, age 58, is the Executive Vice President and Chief Investment Officer. Mr. Trubiana served as Senior Vice President of Development of Allen & O’Hara Development Company, LLC, or AODC, our development company, from February 2005 until December 31, 2006. He served as a financial advisor to Eagle Strategies Corporation from June 2004 until joining us in February 2005. Mr. Trubiana served as President of American Campus Communities, Inc. from July 1997 until October 2003. Prior to serving as President of American Campus Communities, Mr. Trubiana served as Senior Vice President of Management Services for Cardinal/Lexford Realty Services. Mr. Trubiana began his career as a resident assistant at Allen & O’Hara in 1972 and was promoted to general manager, regional manager and finally director of development before leaving Allen & O’Hara in 1987.

Thomas J. Hickey, age 63, is the Senior Vice President of Operations. Mr. Hickey joined Allen & O’Hara in 1972 and has served as Assistant General Manager at Granville Towers (University of North Carolina), General Manager at Osceola Hall (Florida State University), General Manager of Fontana Hall (University of South Florida), and Regional Director of the housing/foodservice group of the management services department. Mr. Hickey was promoted to Vice President of the apartment group in 1983, Vice President of Operations in 1984 and he assumed responsibilities relating to Vice President of Management Services in 1988. Mr. Hickey is both a current member and past president of the Memphis chapter of IREM. He also holds the Certified Property Manager designation conferred by IREM and served 14 years on the Board of The Diocese of Memphis Housing Corporation, six as its Chairperson

J. Drew Koester, age 39, is the Vice President, Assistant Secretary and Chief Accounting Officer. Mr. Koester joined Allen & O’Hara in September 2004. From January 1999 until September 2004, Mr. Koester served as Vice President of Finance for TruGreen Companies, LLC, a division of The ServiceMaster Company. From August 1998 until January 1999, Mr. Koester was a financial analyst at The ServiceMaster Company. Mr. Koester began his career at Deloitte & Touche LLP and was a Financial Reporting Manager for Continental PET Technologies prior to joining The ServiceMaster Company. Mr. Koester is a Certified Public Accountant (inactive).

Key Employees

Susan B. Arrison, age 59, is the Vice President of Human Resources. Ms. Arrison originally joined Allen & O’Hara in 1980 and served as Associate Vice President – Human Resources. In 1987, she became Vice President of Employment/Employee Relations at National Bank of Commerce, and she served in that capacity for over nine years. In January 1996, Ms. Arrison returned to Allen & O’Hara as Vice President of Human Resources. Ms. Arrison is a member of the Society of Human Resource Management.

William W. Harris, age 64, is the Senior Vice President of Development and the Senior Vice President of AODC. Mr. Harris joined Allen & O’Hara in 1982 and became its Vice President of Development in January 1986. Mr. Harris has over 35 years of experience in development, appraisal, consulting and mortgage finance. Prior to joining Allen & O’Hara, Mr. Harris served as Head of Development, Vice President of Real Estate Services for McAllister Associates, Inc. and Vice President of Gates Mortgage & Equity. Mr. Harris

holds the MAI designation, the highest award granted by the Appraisal Institute, and has served as president of the Memphis Chapter of that organization. Mr. Harris is also a member of Lambda Alpha International, an honorary land economics society.

Christine Richards, age 40, is the Senior Vice President of Property Operations. Ms. Richards is responsible for overseeing the daily operations of EDR’s 44 owned and joint ventured properties. Previously, Ms. Richards served as EDR’s Vice President of Operations from 2006 to 2010 and as Regional Director from 2001 to 2006. Prior to joining EDR, Ms. Richards held various management positions at Gables Residential Trust, a multi-family REIT, from 1989 to 2001. Ms. Richards is a member of the Institute of Real Estate Management and a Certified Property Manager (CPM).

Wallace L. Wilcox, age 60, is the Senior Vice President of Construction and Engineering. Mr. Wilcox joined Allen & O’Hara in 1980 and has served in various capacities in the areas of project management, maintenance and engineering. He became Vice President of Construction and Engineering for Allen & O’Hara in May 2000. For the past 29 years, Mr. Wilcox has supervised the construction and development of student housing communities as well as hotels, office buildings and churches.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

Executive Compensation Overview

The Compensation Committee of the Board of Directors determines the compensation for our executive officers, sets corporate goals and objectives with respect to executive compensation, evaluates performance against those goals and objectives and determines the appropriate level and structure of executive compensation based upon its evaluation. At least annually, the Compensation Committee evaluates the compensation of our executive officers and determines the appropriate amounts and the constituent elements of the compensation packages provided to the executive officers consistent with our corporate goals and objectives. With respect to the compensation of our executive officers other than the Chief Executive Officer, the Compensation Committee works with the Chief Executive Officer to conduct these reviews. To this end, the Chief Executive Officer completes an evaluation of each executive, makes recommendations regarding the compensation of each executive and presents his evaluations and compensation recommendations to the Compensation Committee.

After considering the Chief Executive Officer’s evaluations and recommendations and such other factors as the nature and responsibilities of each executive’s position, the executive’s experience, EDR’s achievement of corporate goals, the executive’s achievement of individual goals and competitive industry compensation, the Compensation Committee sets the annual compensation packages of the executive officers. The Compensation Committee then sets the compensation package of the Chief Executive Officer in a meeting at which the Chief Executive Officer is not present. The compensation packages for each of our executive officers, including our Chief Executive Officer, are set and recommended for adoption at the meetings of the Compensation Committee and the Board of Directors generally held in November of each year.

Objectives of Compensation Programs

Compensation Philosophy

The Compensation Committee believes that a well-designed compensation program should align the goals of the executive with the goals of EDR’s stockholders and that a significant portion of the executive’s compensation, over the long term, should be dependent upon the creation of value for stockholders. Important principles which drive our compensation program are our beliefs that executives should be held accountable for the performance of EDR through their compensation, and that, to promote individual contribution to EDR’s overall performance, compensation packages should also reflect the executive’s individual performance. Our compensation philosophy is designed to motivate executives to focus on operating results and create long-term stockholder value by:

•	establishing a compensation program that attracts, retains and motivates executives through compensation that is competitive with other publicly-traded real estate investment trusts of comparable organizational size and market capitalization;
•	linking a significant portion of the executives’ compensation to the achievement of EDR’s business plan by using measurements of EDR’s operating results and total stockholder return; and
•	building a pay-for-performance system that encourages and rewards successful initiatives within a team environment.

Our Compensation Committee evaluates the effectiveness of its compensation program by reviewing the individual performance of the executive officers as well as the overall performance of EDR. In doing so, the Compensation Committee considers each executive’s individual goals and their attainment of such goals, as well as EDR’s business plan and its annual and long-term fiscal performance. To the extent that it believes that changes to the compensation program are warranted, the Compensation Committee will make changes as necessary with respect to long-term incentive plans and annually with respect to salaries and annual incentive bonus plans.

Benchmarking

In setting compensation for 2009, the Compensation Committee consulted two surveys prepared by outside companies. The first survey utilized by the Compensation Committee was published by the National

Association of Real Estate Investment Trusts, or NAREIT, and conducted by FPL Associates Compensation. The survey is designed to provide real estate companies, specifically real estate investment trusts and real estate operating companies, with current information regarding competitive compensation levels and trends, as well as the design, features and administration of competitive benefits programs. The report provides information on four components of compensation: base salary, total annual cash compensation, long-term incentive value and total remuneration. A total of 95 companies participated in the survey.

The second survey utilized by the Compensation Committee was the National Apartment Survey Report on Corporate/Regional Positions which was published by the National Multi Housing Council, or NMHC, and conducted by Watson Wyatt Data Services. Compensation data in the report is organized by position first on a national level and then smaller regional levels and provides information on annual salary and total compensation. A total of 101 organizations participated in the survey.

In reviewing the compensation packages of Messrs. Bower, Brown, Cardwell, Hickey and Trubiana in 2008, the Compensation Committee reviewed (i) from the NAREIT survey, the median base salary, total cash compensation, long-term incentives and total remuneration for companies in the residential sector, companies with a market capitalization of less than $1 billion and companies with less than 750 full-time employees; and (ii) from the NMHC survey, the median base salary and total cash compensation for companies with revenue of greater than $100 million, publicly traded companies and companies located in the Southeast region of the United States. The Compensation Committee then took the average of the compensation packages from both surveys and compared those averages to the current compensation of our executive officers.

The Compensation Committee also reviewed the median base salaries for companies with more than 500 employees, companies with revenues greater than $100 million, publicly traded REITs and companies with assets under $1 billion from the NMHC survey and compared these salaries to the 2008 and the proposed 2009 salaries of EDR’s executive officers.

The NAREIT and NMHC surveys do not specify which participating companies comprise the categories presented in the respective surveys. Accordingly, we are unable to provide a list of specific benchmark companies.

Elements of In-Service Compensation

The executive compensation program adopted by the Compensation Committee is structured to provide short- and long-term incentives for executive performance that promote continued improvement in EDR’s financial results and returns to stockholders. The 2009 executive compensation program was comprised of two elements: (i) base salary and (ii) annual incentive bonus. The Compensation Committee does not allocate a fixed percentage of compensation to these elements.

Base Salaries

Base salary is the fixed component of pay for our named executive officers and is paid for ongoing performance throughout the year. In order to compete for and retain talented executives who are critical to EDR’s long-term success, the Compensation Committee has determined that the base salaries of our executive officers should approximate the average of those of executives of other equity REITs that compete with EDR for employees, investors and business. When reviewing executive base salaries, the Compensation Committee also analyzes the executive officers’ performance and tenure as well as EDR’s performance relative to companies within the REIT sector of comparable organizational size and market capitalization. Despite the data presented in these surveys, which suggested that increases in the base salaries of our named executive officers were appropriate, EDR had implemented a salary freeze for its employees in light of then current, national economic conditions. Accordingly, the Compensation Committee did not increase the base salaries of Messrs. Bower, Brown, Cardwell, Hickey and Trubiana for 2009 and set executive base salaries at their then current levels of $375,000, $253,000, $197,000, $168,500 and $190,000 for Messrs. Bower, Brown, Cardwell, Hickey and Trubiana, respectively.

2009 Annual Incentive Bonus Compensation

Annual incentive bonus compensation is an important element of our executive compensation program and is necessary in achieving our objectives of attracting and retaining executive talent, encouraging superior individual performance and, most importantly, attaining our corporate goals and objectives. To support collaboration within our senior leadership, executive officers may earn annual incentive bonus compensation based on their performance in relation to pre-determined corporate and individual goals/objectives. The Compensation Committee sets the annual incentive bonus compensation for our senior executives and believes that EDR’s annual incentive bonus plans for its executive officers are competitive with comparable equity REITs of comparable organizational size and market capitalization. As set forth in more detail below, each of the named executive officers is eligible to participate in the Education Realty Trust, Inc. Incentive Compensation Plan for Executive Officers, or Incentive Plan.

The Compensation Committee believes that in order to motivate key executives to achieve annual strategic business goals related to both EDR’s overall performance and individual contributions to EDR’s performance, executives should receive annual incentive cash bonuses for their contributions in achieving these goals. Pursuant to their employment agreements, each executive officer is eligible for annual incentive cash bonuses under the Incentive Plan which represents a certain percentage of their base salary and which is referred to as the “target bonus.” Performance incentives are based on financial achievement measured at the consolidated company level and achievement of goals at the individual level, consisting of an evaluation of operating metrics and a formal evaluation of the achievements of each executive’s goals (which may include company or unit financial goals). There are two distinct components of the Incentive Plan, each worth 50% of the bonus at “target” level performance: (i) EDR’s achievement of certain quantitative goals (e.g., budgeted pre-tax net operating income) and (ii) achievement of specified personal goals/objectives. The potential payouts under both components of the Incentive Plan are based upon a sliding scale designed to maximize the payout for superior performance.

Company Performance Objectives.  EDR defines pre-tax net operating income as total revenues less operating expense reimbursements, student housing operations expense, corporate general and administrative expense (excluding accrued bonuses), interest expense, other non-operating expenses (excluding losses on extinguishment of debt and impairment of student housing assets), equity in earnings of joint ventures (excluding EDR’s share of impairment losses recorded by joint ventures), noncontrolling interests and discontinued operations (excluding gains on sales of real estate from discontinued operations). Payouts under the first bonus component attributable to EDR’s budgeted pre-tax net operating income target are based upon a sliding scale with payouts ranging from 50% to 150% of the targeted bonus amount for this component based on a minimum threshold achievement level of 80% of the target and a maximum achievement level of 120%. If the budgeted pre-tax net operating income target is not achieved at the threshold level, no payouts under this component will be made to the executive officers.

The following chart sets forth the correlation of the percentage of budgeted pre-tax net operating income to the bonus range percentage:

Pre-Tax Net Operating Income

Threshold	Target	Maximum
80%	100%	120%

Bonus Range

Threshold	Target	Maximum
25%	50%	75%

For 2009, in order for a participant to receive 100% of the target opportunity under the first component of the Incentive Plan, EDR had to achieve budgeted pre-tax net operating income of $0.72 per share. For its fiscal year 2009, EDR’s actual pre-tax net operating income was $0.66 per share (based upon weighted average shares and operating partnership units outstanding at period end), representing 91.8% of the target amount. As a result of achieving the 2009 target level pre-tax net operating income amount, the company performance portion of the bonus award was paid at 38.8% of the target award percentage for all participants.

Individual Objectives for Named Executive Officers.  The second component, achievement of individual objectives, is determined by an achievement rating of 0% to 100%. The rating is based upon the achievement of individual goals established at the beginning of each fiscal year. The individual executive establishes these goals and the relative weighting with assistance from the executive’s immediate supervisor. Goals are then reviewed and revised or confirmed by the Chief Executive Officer. The goals are then presented to the Compensation Committee and the independent members of the Board of Directors for approval. With respect to the second bonus component attributable to personal goals, if the executive does not meet at least 60% of his personal goals/objectives, the executive will not receive any payout. There is no over-achievement scale under the second bonus component attributable to personal goals and, therefore, each executive is eligible to receive a payout ranging from 60% to 100% of the targeted bonus amount for this component.

The 2009 personal objectives for our named executive officers are set forth below, including the relative maximum weight given for achievement of such goal. As indicated above, if a named executive officer does not achieve at least 60% (taking into account relative weighting) of his personal objectives, the executive does not receive any portion of the 50% of the bonus attributable to personal objectives. At the end of the year, the Chief Executive Officer conducts a performance review of each executive officer and evaluates the achievement of each executive’s individual pre-determined goals (taking into account the relative weighting assigned to each goal). The Chief Executive Officer also completes a self-evaluation with respect to his performance review. The Chief Executive Officer’s assessment regarding the executive officers as well as his self-evaluation is reviewed by the Compensation Committee, which then, in part based upon the Chief Executive Officer’s recommendation, makes the final determination regarding executive bonus payouts under the Incentive Plan.

Paul O. Bower Former President and Chief Executive Officer	• achieve budgeted growth of funds from operations (maximum of 60%)
• review alternative equity capital sources and recommend a five-year growth strategy (maximum of 20%)
• supervise and assist in restructuring of debt maturing in 2009 (maximum of 20%)
Randall H. Brown Executive Vice President, Chief Financial Officer, Treasurer and Secretary	• contain controllable expenses below budget for certain corporate departments (maximum of 25%)
• negotiate new or amended corporate credit facility (maximum of 35%)
• conduct non-deal road shows with existing and potential investors (maximum of 15%)
• oversee monthly budget reviews of owned properties (maximum of 25%)
Craig L. Cardwell Former Executive Vice President and President of Allen & O’Hara Education Services, Inc.	• timely and accurate internal and external delivery of financial information (maximum of 15%)
• improve operating performance (maximum of 50%)
• prepare communities in Place Portfolio for 2009 refinancing (maximum of 25%)

•

initiate updates and renovations that that result in out-performance of net operating income and models that direct EDR to produce updated student housing facilities with attractive amenities (maximum of 10%)

Thomas J. Hickey Senior Vice President of Operations	• contain overhead expense to budgeted range (maximum of 35%)
• enlist new management fees from non-REIT property accounts (maximum of 35%)
• improve satisfaction rates of owners of managed properties (maximum of 20%)
• locate donors to contribute to a not-for-profit university foundation (maximum of 10%)

Thomas Trubiana Executive Vice President and Chief Investment Officer	• meet or exceed budgeted amount of total development fees (maximum of 40%)
• meet or exceed budgeted amount of total general and administrative expenses for Allen & O’Hara Development Company, Inc. (maximum of 30%)

•

in conjunction with the Chief Executive and Chief Financial Officers, obtain a source of capital funding to facilitate strategic investments in on-campus equity projects, acquisitions of distressed properties and developments of owned, off-campus properties (maximum of 15%)

• prepare and implement strategic marketing plan (maximum of 15%)

The table below discloses, for each named executive officer, the maximum amount that each named executive officer was eligible to receive under the personal objective component based on their 2009 base salary, the actual level of achievement of such personal goals during 2009 (percentage and amount paid) and the total dollar amount received pursuant to the Incentive Plan for 2009 (which includes both components under the Incentive Plan).

	Maximum Amount Available Under Personal Objective Component		Actual Achievement Percentage Under Personal Objective Component	Actual Bonus Under Personal Objective Component	Total Bonus Amount Received Under the Incentive Plan for 2009*
Paul O. Bower	$187,500	(1)	60%	$112,500	$258,000
Randall H. Brown	$126,500	(2)	96%	$121,440	$219,604
Craig L. Cardwell	$98,500	(3)	68%	$66,980	$143,416
Thomas J. Hickey	$42,125	(4)	87%	$36,649	$69,338
Thomas Trubiana	$95,000	(5)	96%	$91,200	$164,920
*	Includes achievement under both components of the Incentive Plan (company and individual performance objectives). With respect to the company performance component, each named executive officer received 38.8% of his respective target bonus amount because EDR met 91.8% of its budgeted pre-tax net operating income target in 2009.
(1)	Mr. Bower’s target bonus amount under the Incentive Plan is 100% of his annual base salary, which was $375,000 for 2009. The personal objective component is worth 50% of the target bonus. Effective December 31, 2009, Mr. Bower retired from the offices of President and Chief Executive Officer of EDR.
(2)	Mr. Brown’s target bonus amount under the Incentive Plan is 100% of his annual base salary, which was $253,000 in 2009. The personal objective component is worth 50% of the target bonus.
(3)	Mr. Cardwell’s target bonus amount under the Incentive Plan is 100% of his annual base salary, which was $197,000 in 2009. The personal objective component is worth 50% of the target bonus. On February 12, 2010, Mr. Cardwell concluded his employment with EDR by resigning from the offices of Executive Vice President of EDR and President of Allen & O’Hara Education Services, Inc.
(4)	Mr. Hickey’s target bonus amount under the Incentive Plan is 50% of his annual base salary, which was $168,500 in 2009. The personal objective component is worth 50% of the target bonus. On March 16, 2010, EDR announced that Mr. Hickey would retire from his employment with EDR effective May 1, 2010.
(5)	Mr. Trubiana’s target bonus amount under the Incentive Plan is 100% of his annual base salary, which was $190,000 in 2009. The personal objective component is worth 50% of the target bonus.

The Compensation Committee awarded annual incentive bonus compensation related to 2009 performance to Messrs. Bower, Brown, Cardwell, Hickey and Trubiana in the respective amounts of $258,000, $219,604, $143,416, $69,338 and $164,920.

Other Plans

Each of our named executive officers is eligible to participate in all of our additional compensatory and benefit plans on the same basis as other employees. With respect to equity awards, the Compensation Committee will, in the future, continue to consider granting shares of restricted stock, profits interest units and other equity-based awards under The Education Realty Trust, Inc. 2004 Incentive Plan. The exact number and form of equity-based awards to be granted to executive officers and other employees is expected to vary depending on the position and salary of the employee and EDR’s success in delivering annual total stockholder returns. Any equity-based awards granted to executive officers and other key employees by EDR are expected to be designed to link the underlying compensation to EDR’s long-term performance and to vest over a period of time so that the equity-based awards will encourage the executive or key employee to remain with EDR.

Employment Agreements

In October 2008, we entered into employment agreements with each of our named executive officers. The employment agreements require each of our named executive officers to devote all necessary working time required by the executive’s position and to devote best efforts, skill and energies to promote and advance the affairs and/or interests of EDR. Each of the employment agreements provides for a three-year term, beginning effective January 1, 2008 and expiring on January 1, 2011, and automatically renews for additional one-year periods unless either party terminates the agreement by providing prior written notice to the other party not later than 60 days prior to the expiration thereof.

The employment agreements provide for:

•	an annual base salary to be adjusted annually at the discretion of the Compensation Committee;
•	eligibility for annual incentive bonus compensation under the Incentive Plan; and
•	participation in other compensatory and benefit plans available to all employees.

The employment agreements permit us to terminate the executive’s employment for or without “Cause.” In addition, either prior to or after a change in control of EDR, each executive has the right under his employment agreement to resign for “good reason.” The benefits to be received by an executive upon termination of his employment can be found in the section of this Proxy Statement entitled “Potential Payments Upon Termination or Change in Control” below.

Each of the employment agreements further provides that the executive agrees not to compete with us, individually or on behalf of any person or entity engaged in the business of owning and managing off-campus student housing communities, providing third-party management services for student housing communities and providing third-party development consulting services for student housing communities. Each executive also agrees that he will not solicit, directly or indirectly, any of our customers for the purpose of providing any goods or services in competition with us and will not solicit, recruit or induce, directly or indirectly, any of our employees to terminate their relationship with us or work for any other person or entity competitive with us. Each executive also agrees not to use or disclose any of our trade secrets for so long as the information constitutes a trade secret and not to use or disclose any of our confidential information.

Elements of Post-Termination Compensation

Each of our named executive officer’s employment is governed by the employment agreements which, under certain circumstances, provide for benefits upon termination or a change in control. A detailed discussion of post-termination payments in the employment agreements is provided under “Executive Compensation – Potential Payments upon Termination or Change in Control” below.

Risk Guidelines

The structure of our executive compensation program is designed to discourage our executive officers from engaging in unnecessary and excessive risk taking. Executive attention is to be focused on key strategic, operational and long-term financial measures, including total stockholder return. In addition, the Compensation Committee considers the annual and progressive achievement of personal goals of each executive, including leadership, scope of responsibilities and experience. By focusing on the long-term achievement of corporate and personal goals, our executive compensation program promotes behavior that supports sustainable value creation for our stockholders.

Impact of Regulatory Requirements

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, or Section 162(m), imposes an annual limit of $1,000,000 on the tax deduction that is available to public companies for compensation paid to each of the chief executive officer and the other three most highly compensated executive officers, other than the chief financial officer, unless the compensation is performance-based. Compensation paid to these officers in excess of $1,000,000 that is not performance-based cannot be claimed by a public company as a tax deduction. The Compensation Committee believes it is appropriate to consider the $1,000,000 limit on the deductibility of executive compensation and to generally seek to qualify executive compensation awards as performance-based compensation excluded from the $1,000,000 limit. None of EDR’s executive officers received compensation in 2009 that would exceed the $1,000,000 limit on deductibility. The Compensation Committee has not determined whether it will approve any compensation arrangements that will cause the $1,000,000 limit to be exceeded in the future.

Accounting for Stock-Based Compensation

EDR accounts for stock-based payments in accordance with Financial Accounting Standards Board or FASB ASC Topic 718, Compensation – Stock Compensation.

2010 Compensation Actions

Appointment of Randy Churchey as President and Chief Executive Officer and Election as a Director

Effective January 1, 2010, the Board of Directors appointed Randy Churchey as EDR’s President and Chief Executive Officer. Subsequently, on January 12, 2010, the Board of Directors increased the size of its membership from five to six members and elected Mr. Churchey to fill the vacancy created and to serve as a director, effective immediately, until the 2010 Annual Meeting and until his successor is duly elected and qualified.

In connection with these actions, Mr. Churchey entered into an employment agreement which is substantially similar to the employment agreements between EDR and each of its other executive officers described above. The employment agreement has a rolling three-year term with an initial base salary of $400,000 which is to be adjusted annually thereafter at the discretion of the Compensation Committee based on the performance of Mr. Churchey and EDR. Pursuant to the Incentive Plan, Mr. Churchey will also be eligible to receive an annual incentive compensation award which is targeted at 100% of his base salary if he meets certain performance criteria established from year to year by the Compensation Committee, except that during the first year of his employment, Mr. Churchey will receive a minimum guaranteed bonus of $200,000. The actual award amounts will be determined in accordance with the Incentive Plan described in more detail above under “Elements of In-Service Compensation – 2009 Annual Incentive Compensation.” Mr. Churchey is also eligible to participate in other compensatory and benefit plans available to all employees.

The employment agreement provides that, if Mr. Churchey’s employment is terminated:

•	by EDR without “Cause” or by Mr. Churchey for “Good Reason,” then EDR shall pay Mr. Churchey (i) a separation payment equal to the sum of 3.0x Mr. Churchey’s (A) then current base salary and (B) annual bonus, with such separation payment being payable over a period of thirty-six months; (ii) all accrued but unpaid wages through the termination date; (iii) all earned and accrued but unpaid bonuses; (iv) all approved, but unreimbursed, business expenses; and (v) any COBRA continuation coverage premiums required for the coverage of Mr. Churchey (and his eligible dependents) under EDR’s major medical group health plan for a period of up to eighteen months;
•	due to Mr. Churchey’s death or “Disability,” then EDR shall pay Mr. Churchey (i) all accrued but unpaid wages, based on his then current base salary, through the termination date; (ii) all approved, but unreimbursed, business expenses; (iii) all earned and accrued but unpaid bonuses prorated to the date of his death or disability; and (iv) any COBRA continuation coverage premiums required for Mr. Churchey (or his eligible dependents) under EDR’s major medical group health plan, generally for a period of up to eighteen months; or
•	without “Cause” or for “Good Reason” within one (1) year following a “Change of Control,” then EDR will pay Mr. Churchey (i) all accrued but unpaid wages through the termination date; (ii) a separation payment equal to 2.99x the sum of (A) Mr. Churchey’s then current base salary, and (B) average bonus, to be paid on the sixtieth day following the termination date; (iii) all earned and accrued but unpaid bonuses; (iv) all approved, but unreimbursed, business expenses; and (v) any COBRA continuation coverage premiums required for the coverage of Mr. Churchey (and his eligible dependents) under EDR’s major medical group health plan for a period of up to eighteen months.

For the definitions of “Cause,” “Good Reason,” and “Change of Control” as used in Mr. Churchey’s employment agreement, see “Executive Compensation – Potential Payments upon Termination or Change in Control” below. In addition, Mr. Churchey must comply with the restrictions upon non-competition, non-solicitation and non-disclosure restrictions which are applicable to the other executive officers and which are described above under “Compensation Discussion and Analysis – Employment Agreements” below.

Additionally, in connection with the execution of his employment agreement and election to the Board of Directors, the Compensation Committee granted Mr. Churchey a Restricted Share Award of 50,000 shares of restricted common stock which vest ratably over five years.

Named Executive Officer Annual Base Salaries and Annual Incentive Bonus Compensation

In setting compensation for 2010, the Compensation Committee utilized and reviewed the NAREIT survey and a survey produced by Capital CEL Associates, Inc. Based in part upon this data, the Compensation Committee approved increases to annual compensation effective January 1, 2010 to $258,060 and $225,000 for Messrs. Brown and Trubiana, respectively. Further, the Compensation Committee approved of a decrease to annual compensation effective March 1, 2010 to $140,000 for Mr. Hickey.

In addition, the Compensation Committee set the annual incentive bonus compensation for Messrs. Churchey, Brown and Trubiana based upon EDR’s 2010 budgeted funds from operations adjusted and the achievement of certain individual performance goals for 2010. We calculate funds from operations in accordance with the definition promulgated by the National Association of Real Estate Investment Trusts. Adjustments to the calculation of FFO may be made by the Compensation Committee in its sole and absolute discretion. Adjustments to funds from operations may be made for, but are not limited to, the following: gain or loss on the early retirement of debt, loss on the impairment of assets, severance and restructuring costs, costs incurred on developments that do not come to fruition and the impact of other capital transactions.

Non-Employee Director Compensation

To continue our ability to attract and retain highly-qualified individuals to serve as directors, the Nominating and Corporate Governance Committee sought to more closely align our director compensation with that paid by REITs of comparable organizational size and market capitalization. To this end, at the February 17, 2010 meetings of the Board of Directors and its constituent committees, the Nominating and Corporate Governance Committee approved an increase in the equity component of the compensation paid to our non-employee directors. Beginning in 2010, each of our non-employee directors will receive an annual award grant consisting of 2,000 shares of EDR common stock.

2010 Long-Term Incentive Plan

During December 2009, the Compensation Committee engaged Longnecker & Associates, or the Consultant, to prepare a peer group compensation study designed to assist the Compensation Committee in an analysis which focused primarily on a long-term equity component for our executive compensation packages. As a result of the study, the Compensation Committee deemed it appropriate to implement a long-term incentive component into our executive compensation packages. To this end, the Consultant also assisted the Compensation Committee in forming and structuring the 2010 Long-Term Incentive Plan, or the LTIP.

On March 11, 2010, the Compensation Committee adopted the LTIP to provide long-term incentives to executive officers and certain key employees of EDR, or participants. The purposes of the LTIP are to attract, retain and motivate the participants and to promote the long-term growth and profitability of EDR. Awards under the LTIP were made pursuant and subject to the parameters set forth in our 2004 Incentive Plan and consist of a mixture of time vested restricted stock and performance vested restricted stock units. The Compensation Committee believes that time vested restricted stock supports the committee’s goal of our participants having an ownership position in EDR while encouraging their long-term retention and that performance vested restricted stock units provide increased incentive to achieve identified performance goals. For 2010, the participants in the LTIP include, among others, Messrs. Churchey, Brown and Trubiana.

Restricted Stock (Time Vested)

One-half (1/2) of a participant’s award consists of a grant of restricted shares of EDR’s common stock, or restricted stock. The restricted stock will vest in three equal annual installments as long as the participant is an employee of EDR on the vesting date. The restricted stock is entitled to voting and dividend rights from the effective date of the grant but is not transferable by the participant until such shares have vested in accordance with the terms of the participant’s Restricted Stock Award Agreement, or RSA Agreement.

In the event of a “Change of Control” (as defined in the LTIP) of EDR, a termination of the participant’s employment by EDR without “Cause” (as defined in the LTIP) or a termination of employment by the participant for “Good Reason” (as defined in the LTIP), all unvested shares of restricted stock will accelerate and be fully vested and delivered to the participant. Unvested shares of restricted stock will also vest in the event of termination of the participant’s employment due to death or “Disability” (as defined in the LTIP).

Restricted Stock (Performance Vested)

The remaining one-half (1/2) of a participant’s award will consist of a grant of restricted stock units, or RSUs, with each RSU representing the right to receive in the future one share of EDR’s common stock. The vesting of RSUs is based upon EDR’s achievement of total stockholder returns in relation to the average total stockholder return of a peer group over the period beginning January 1, 2010 to January 1, 2013, or the Performance Period. RSUs granted to participants will be subject to the terms and conditions of the participant’s Restricted Stock Unit Award Agreement, or RSU Agreement.

The Compensation Committee will grant RSUs to each participant equal to the number of shares that such participant would earn if “maximum performance” were achieved. The Compensation Committee will determine whether and to what extent the performance goal has been met at the end of the Performance Period, or the Determination Date. RSUs will be converted into shares of common stock based upon EDR’s achievement of the “threshold,” “target” or “maximum” total stockholder return performance goals on the Determination Date. Only the number of RSUs that equate to actual performance, as determined by the Compensation Committee pursuant to Schedule A of the LTIP, will be eligible to vest (such RSUs that satisfy the performance goals on the Determination Date are referred to as “Eligible Shares”) and convert to fully vested shares of common stock, as further set forth in the applicable Restricted Stock Unit Award Agreement. After the Determination Date, any RSUs that are not converted into Eligible Shares will be forfeited by the participant.

No dividend payments will accrue or be paid with respect to any RSUs. If the performance goals are met, a participant will earn dividends on the Eligible Shares and will have voting rights with respect to the Eligible Shares.

Termination of a participant’s employment prior to the end of the Performance Period will result in the forfeiture of the RSUs by the participant, and no payments will be made with respect thereto; provided, however, that, if participant’s employment is terminated prior to the end of the Performance Period as a result of Participant’s death or Disability, the Compensation Committee will determine the number of RSUs that will convert to Eligible Shares by (i) applying the performance criteria set forth in the LTIP using the effective date of the Disability or the date of death, as applicable, and (ii) multiplying the number of Eligible Shares so determined by 0.3333, 0.6667 or 1.0 if the if the death or Disability occurs in 2010, 2011 or 2012, respectively.

If a Change of Control occurs prior to the end of the Performance Period, the Compensation Committee will determine the number of RSUs that will convert to Eligible Shares by (i) applying the performance criteria set forth in the LTIP using the effective date of the Change of Control as the end of the Performance Period, and by proportionately adjusting the performance criteria for such shortened Performance Period, and (ii) multiplying the number of Eligible Shares by 0.3333, 0.6667 or 1 if the Change of Control occurs in 2010, 2011 or 2012, respectively.

Conclusion

The Compensation Committee believes that the executive leadership of EDR is a key element to its success and that the compensation packages offered to the executives are key elements in attracting and retaining the appropriate personnel.

The Compensation Committee believes it has historically maintained an annual base salary and annual incentive bonus compensation package that is reflective of the talent and success of the executives being compensated, that is comparable across the industry with regard to EDR’s organizational size and market capitalization and that is cognizant of the cost to EDR.

The Compensation Committee will continue to develop, analyze and review its methods for aligning executive management’s long-term compensation with the value created for stockholders. The Compensation Committee has no pre-determined timeline for implementing new or ongoing long-term incentive plans. New plans are reviewed, discussed and implemented as the Compensation Committee deems necessary and/or appropriate as a measure to incentivize, retain and/or reward executive officers.

EXECUTIVE COMPENSATION

2009 Summary Compensation

The following table sets forth certain summary information for the years 2009, 2008 and 2007 with respect to the compensation awarded to and earned by each of the Chief Executive Officer, the Chief Financial Officer and the other three most highly compensated executive officers of EDR whose total annual salary and bonus exceeded $100,000. We refer to these executive officers in this Proxy Statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Stock Awards(4)		Non-Equity Incentive Plan Compensation(5)	All Other Compensation(6)	Total
Paul O. Bower(1) Former President and Chief Executive Officer	2009	$375,000	$163,702	(7)	$258,000	$31,091	$827,793
	2008	$375,000	$151,110		$271,875	$41,205	$839,190
	2007	$350,000	$151,110		$175,000	$48,585	$724,695

Randall H. Brown Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2009	$253,000	$134,320	(8)	$219,604	$14,405	$621,329
	2008	$253,000	$134,320		$201,135	$39,360	$627,815
	2007	$243,000	$134,320		$212,625	$48,856	$638,801

Craig L. Cardwell(2) Former Executive Vice President and President of Allen & O’Hara Education Services, Inc.	2009	$197,000	$117,530	(9)	$143,416	$18,919	$476,865
	2008	$197,000	$117,530		$142,825	$42,188	$499,543
	2007	$189,000	$117,530		$168,210	$47,870	$522,610

Thomas J. Hickey(3) Senior Vice President of Operations	2009	$168,500	$33,580	(10)	$69,338	$11,747	$283,165
	2008	$168,500	$33,580		$76,668	$23,753	$302,501
	2007	$162,000	$33,580		$75,735	$24,919	$296,234

Thomas Trubiana Executive Vice President and Chief Investment Officer	2009	$190,000	$48,360	(11)	$164,920	$11,516	$414,796
	2008	$190,000	$91,720		$161,500	$24,530	$467,750
	2007	$170,000	$83,560		$112,838	$25,304	$391,702

(1)	Effective December 31, 2009, Mr. Bower retired from the offices of President and Chief Executive Officer of EDR.
(2)	On February 12, 2010, Mr. Cardwell concluded his employment with EDR by resigning from the offices of Executive Vice President of EDR and President of Allen & O’Hara Education Services, Inc.
(3)	On March 16, 2010, EDR announced that Mr. Hickey would retire from his employment with EDR effective May 1, 2010.
(4)	The amounts listed in this column for 2009 reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2009, in accordance with FASB ASC Topic 718, Compensation – Stock Compensation. Such amounts include the current vesting of awards granted in and prior to 2009. Assumptions used in the calculation of these amounts are set forth in Note 9 – “Incentive Plans” to our audited financial statements for the fiscal year ended December 31, 2009 which is included in our Annual Report filed with the SEC on March 16, 2010.
(5)	The amounts listed in this column for 2009 reflect the dollar amount paid to our named executive officers pursuant to the Incentive Plan. For more information regarding payments made to our named executive officers under the Incentive Plan, see the discussion and table in the section of this Proxy Statement entitled “Elements of In-Service Compensation – 2009 Annual Incentive Compensation.”
(6)	The amounts listed in this column for 2009 reflect in the year indicated, for each named executive officer, the sum of (i) the amounts contributed by EDR to our 401(k) Retirement Savings Plan; (ii) the dollar value of dividends on unvested restricted shares; (iii) the dollar value of dividends on profits interest units; and (iv) the amount paid to Paul O. Bower with respect to his retirement. For more information regarding the retirement payment paid to Mr. Bower, please see “Executive Compensation – Potential Payments upon Termination or Change in Control” below.

Listed in the table below are the dollar values of the amounts reported in this column for 2009.

Name	Company Match in 401(k) Plan	Dividends on Unvested Restricted Shares	Dividends on Profits Interest Units	Retirement Payment
Paul O. Bower	$0.00	$4,140	$10,725	$16,226
Randall H. Brown	$0.00	$3,680	$10,725	—
Craig L. Cardwell	$4,974	$3,220	$10,725	—
Thomas J. Hickey	$3,677	$920	$7,150	—
Thomas Trubiana	$3,446	$920	$7,150	—
(7)	Represents the dollar amount recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718, Compensation – Stock Compensation for the 2009 vesting of 18,000 of 45,000 restricted shares of common stock issued to Mr. Bower on January 31, 2005 pursuant to his former employment agreement. Effective December 31, 2009, in connection with Mr. Bower’s retirement, the Compensation Committee, pursuant to the 2004 Incentive Plan, approved the accelerated vesting of 9,000 shares of restricted common stock which were originally scheduled to vest on January 31, 2010.
(8)	Represents the dollar amount recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718, Compensation – Stock Compensation for the 2009 vesting of 8,000 of 40,000 restricted shares of common stock issued to Mr. Brown on January 31, 2005 pursuant to his former employment agreement.
(9)	Represents the dollar amount recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718, Compensation – Stock Compensation for the 2009 vesting of 7,000 of 35,000 restricted shares of common stock issued to Mr. Cardwell on January 31, 2005 pursuant to his former employment agreement.
(10)	Represents the dollar amount recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718, Compensation – Stock Compensation for the 2009 vesting of 2,000 of 10,000 restricted shares of common stock issued to Mr. Hickey on January 31, 2005 pursuant to his former employment agreement.
(11)	Represents the dollar amount recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718, Compensation – Stock Compensation for the 2009 vesting of: (a) 2,000 of 10,000 restricted shares of common stock issued to Mr. Trubiana on February 21, 2005 pursuant to his former employment agreement ($7,740); and (b) 4,000 shares of common stock issued to Mr. Trubiana on February 26, 2009 pursuant to his employment agreement ($14,800). As of February 17, 2010, EDR had made all five annual grants of 4,000 shares of common stock that Mr. Trubiana was eligible to receive pursuant to his employment agreement.

2009 Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards made to our named executive officers in 2009.

	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units		Grant Date Fair Value of Stock and Option Awards
Name			Threshold(2)	Target(3)	Maximum(4)
Paul O. Bower	—	—	$206,250	$375,000	$468,750	—		—
Randall H. Brown	—	—	$139,150	$253,000	$316,250	—		—
Craig L. Cardwell	—	—	$108,350	$197,000	$246,250	—		—
Thomas J. Hickey	—	—	$46,338	$84,250	$105,313	—		—
Thomas Trubiana	—	—	$104,500	$190,000	$237,500	—		—
	02/26/09	02/26/09	—	—	—	4,000	(5)	$14,800
(1)	Represents the threshold, target and maximum payouts to the named executive officers pursuant to EDR’s Incentive Plan. See “Elements of In-Service Compensation – 2009 Annual Incentive Compensation” above.
(2)	Executive officers qualify for the threshold amount if EDR meets 80% of its budget for pre-tax net operating income and individual executives meet 60% of their performance goals.

(3)	Executive officers qualify for the target amount if EDR meets 100% of its budget for pre-tax net operating income and the executive officer meets 100% of their individual performance goals.
(4)	Executive officers qualify for the maximum award if EDR exceeds its budget for pre-tax net operating income by 120% and the executive officer meets 100% of their individual performance goals.
(5)	On February 26, 2009, Mr. Trubiana received a grant of 4,000 shares of common stock pursuant to his employment agreement. As of February 17, 2010, EDR had made all five annual awards of 4,000 shares of common stock that Mr. Trubiana was eligible to receive pursuant to his employment agreement.

As discussed in more detail in the section of this Proxy Statement entitled “Compensation Discussion and Analysis – Employment Agreements” above, we entered into employment agreements with each of our named executive officers. Pursuant to these agreements, the annual base salary of each named executive officer is to be adjusted annually at the discretion of EDR’s Compensation Committee. During 2009, salaries comprised 35%, 41%, 41%, 60% and 46% of total compensation for Messrs. Bower, Brown, Cardwell, Hickey and Trubiana, respectively.

Further, pursuant to their employment agreements, each named executive officer is also eligible for annual cash performance bonuses under the Incentive Plan, 50% of which is based on the performance of EDR and 50% of which is based on the performance of the executive in light of previously established goals and objectives. For 2009, annual incentive bonus compensation comprised 24%, 35%, 30%, 24% and 40% of total compensation for Messrs. Bower, Brown, Cardwell, Hickey and Trubiana, respectively. The actual award amounts are determined in accordance with the Incentive Plan described in more detail in the section of this Proxy Statement entitled “Elements of In-Service Compensation – 2009 Annual Incentive Compensation” above.

The Education Realty Trust, Inc. 2004 Incentive Plan, or 2004 Incentive Plan, was adopted by our Board of Directors effective as of January 31, 2005 and the performance measures used for performance-based awards under the 2004 Incentive Plan were approved by our sole stockholder prior to our initial public offering. The 2004 Incentive Plan provides for the grant of stock options, restricted stock units, restricted stock, stock appreciation rights, other stock-based incentive awards and profits interest units, or PIUs, to our employees, directors and other key persons providing services to us and our subsidiaries. The 2004 Incentive Plan initially reserved 800,000 shares of our common stock for issuance pursuant to the 2004 Incentive Plan, which amount may be increased annually on January 1 of each year so that the total number of shares reserved under the 2004 Incentive Plan is equal to 4% of the aggregate number of shares outstanding on the last day of the preceding fiscal year, provided that such annual increase generally may not exceed 80,000 shares. The number of shares reserved under the 2004 Incentive Plan is also subject to any adjustments for changes in our capital structure, including share splits, dividends and recapitalizations. During the year ended December 31, 2009, EDR issued 4,000 shares of common stock to Mr. Trubiana pursuant to his employment agreement and 4,000 shares to its independent directors as part of its director compensation. As of December 31, 2009, there were 629,000 shares available for issuance under the 2004 Incentive Plan.

PIUs are units in Education Realty Limited Partner, LLC, a limited liability company controlled by us that holds a special class of partnership interests in Education Realty Operating Partnership, LP, our Operating Partnership. All participants must be employed by EDR for one year before becoming eligible to receive PIUs. Each PIU awarded is deemed equivalent to an award of one share of common stock under the 2004 Incentive Plan, thereby reducing availability for other equity awards on a one-for-one basis. PIUs receive the same quarterly per unit distributions as one common unit of our Operating Partnership. This treatment of quarterly distributions is similar to the treatment of restricted stock awards and restricted stock units.

PIUs will not initially have full parity with common units of our Operating Partnership with respect to liquidating distributions. Upon the occurrence of specified capital equalization events, PIUs may, over time, achieve full or partial parity with common units of our Operating Partnership for all purposes and could accrete to an economic value equivalent to our shares of common stock on a one-for-one basis. If such parity is reached, vested PIUs may be exchanged into an equal number of shares of our common stock at any time. However, there are circumstances under which full parity would not be reached. Until such parity is reached, the value, if any, that may be realized for vested PIUs will be less than the value of an equal number of shares of our common stock. All PIUs are forfeited for value upon the termination of a recipient’s employment.

Additionally, under their former employment agreements that were entered into in 2005, Messrs. Bower, Brown, Cardwell, Hickey and Trubiana were granted 45,000 shares, 40,000 shares, 35,000 shares, 10,000 shares and 10,000 shares, respectively, of restricted stock that vests ratably over five years. In addition, Mr. Trubiana was eligible to receive an annual award of 4,000 shares of common stock upon the satisfaction of certain minimal individual performance criteria which had been established by EDR’s President and which had been approved by the Board of Directors. As of February 17, 2010, EDR had made all five annual awards of 4,000 shares of common stock that Mr. Trubiana was eligible to receive pursuant to his employment agreement. Aside from the issuance of 4,000 shares of common stock to Mr. Trubiana, however, the Compensation Committee decided not to award any equity awards to executive officers in 2009 based on EDR’s annual operating performance. The Compensation Committee felt that the cash compensation, including base salary and annual incentive bonus compensation, to be received by each executive officer was sufficient relative to the performance of EDR.

EDR intends that the incentive awards issued under the 2004 Incentive Plan will all be considered performance-based and therefore fully tax-deductible by EDR without regard to the limitation on deductibility imposed by Section 162(m).

2009 Outstanding Equity Awards at Fiscal Year End

The following table summarizes the number of outstanding equity awards held by each of our named executive officers as of December 31, 2009.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)
Paul O. Bower	0	(2)	$0
Randall H. Brown	8,000	(3)	$38,720
Craig L. Cardwell	7,000	(4)	$33,880
Thomas J. Hickey	2,000	(5)	$9,680
Thomas Trubiana	2,000	(6)	$9,680
(1)	Based upon EDR’s closing market price on December 31, 2009 of $4.84.
(2)	On January 31, 2005, Mr. Bower was granted 45,000 shares of restricted common stock, which vests equally on each anniversary of the grant over five years. Effective December 31, 2009, in connection with Mr. Bower’s retirement, the Compensation Committee, pursuant to the 2004 Incentive Plan, approved the accelerated vesting of 9,000 shares of restricted common stock which were originally scheduled to vest on January 31, 2010.
(3)	On January 31, 2005, Mr. Brown was granted 40,000 shares of restricted common stock, which vests equally on each anniversary of the grant over five years.
(4)	On January 31, 2005, Mr. Cardwell was granted 35,000 shares of restricted common stock, which vests equally on each anniversary of the grant over five years.
(5)	On January 31, 2005, Mr. Hickey was granted 10,000 shares of restricted common stock, which vests equally on each anniversary of the grant over five years.
(6)	On February 21, 2005, Mr. Trubiana was granted 10,000 shares of restricted common stock, which vests equally on each anniversary of the grant over five years.

As of February 21, 2010, each of the grants of the restricted common stock to the named executive officers had fully vested and the shares underlying such grants were no longer subject to restriction.

2009 Option Exercise and Stock Vested

The following table summarizes the number of shares of common stock and the value of those shares that vested in 2009 that were awarded under our 2004 Incentive Plan to our named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Paul O. Bower	18,000	$86,850	(1)
Randall H. Brown	8,000	$38,480	(2)
Craig L. Cardwell	7,000	$33,670	(2)
Thomas J. Hickey	2,000	$9,620	(2)
Thomas Trubiana	2,000	$6,680	(3)
	4,000	$14,800	(4)
(1)	Based upon EDR’s closing market price on February 2, 2009 of $4.81 for 9,000 shares of restricted common stock and on December 31, 2009 of $4.84 for 9,000 shares of restricted common stock.
(2)	Based upon EDR’s closing market price on February 2, 2009 of $4.81.
(3)	Based upon EDR’s closing market price on February 23, 2009 of $3.34.
(4)	Based upon EDR’s closing market price on February 26, 2009 of $3.70.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

In October 2008, we entered into employment agreements with each of our executive officers. These employment agreements contain certain definitions and provisions which permit us to terminate the executive’s employment for or without Cause. “Cause” is generally defined to mean that the executive has:

•	continually failed to substantially perform, or been grossly negligent in the discharge of, his duties to EDR (in any case, other than by reason of a disability, physical or mental illness or analogous condition);
•	been convicted of or pled nolo contendere to a felony or a misdemeanor with respect to which fraud or dishonesty is a material element; or
•	materially breached any material Company policy or agreement with EDR.

In addition, either prior to or after a change in control of EDR, each executive officer has the right under his employment agreement to resign for “Good Reason” under the following circumstances: (i) the executive experiences a reduction in the executive’s title, duties or responsibilities; (ii) the executive experiences a reduction of 10% or more in the executive’s annual base salary; (iii)the executive experiences a reduction of 10% or more in the executive’s annual target bonus opportunity; or (iv) the executive’s principal place of employment is relocated to a location more than fifty (50) miles from the executive’s principal place of employment, except for required travel for EDR’s business to an extent substantially consistent with the executive’s historical business travel obligations.

Each employment agreement provides that, if the respective executive’s employment is terminated by us without Cause or by the executive for Good Reason prior to a change in control, the executive will be entitled to continue to receive his base salary as follows: (i) for the greater of one year or the remaining term of his employment agreement for Mr. Bower, (ii) for the greater of one year or the remaining term of his employment agreement minus twelve months for Messrs. Brown and Cardwell and (iii) for one year for Messrs. Hickey and Trubiana. In addition, the executive will receive all accrued but unpaid salary, bonus and vacation through the termination date; all approved, but unreimbursed, business expenses, provided that a request for reimbursement is submitted in accordance with EDR’s policies and within 5 business days of the executive’s termination date; and all premiums for COBRA continuation coverage for the executive and eligible dependents for a period of up to 18 months for Messrs. Bower, Brown and Cardwell and for 12 months for Messrs. Hickey and Trubiana.

Each employment agreement further provides that, if the executive’s employment is terminated by us without Cause or by the executive for Good Reason within 12 months after a Change of Control, then the executive will receive a termination payment equal to the following: (i) 2.99 times the sum of (a) the then current base salary and (b) the average bonus for the two years prior to the Change of Control for Mr. Bower, (ii) two times the sum of (a) the executive’s then current base salary and (b) the executive’s average bonus for the two years prior to the Change of Control for Messrs. Brown, Cardwell and Trubiana, and (iii) the then current base salary for Mr. Hickey. In addition, the executives would have received all accrued but unpaid salary and bonus through the termination date; all approved, but unreimbursed, business expenses provided that a request for reimbursement is submitted in accordance with EDR’s policies and within 5 business days of the executive’s termination date; and all premiums for COBRA continuation coverage for the executive and eligible dependents for a period of up to 18 months for Messrs. Bower, Brown, Cardwell and Trubiana and for 12 months for Mr. Hickey. In general terms, a “Change Of Control” occurs under the following circumstances: (i) certain changes in the composition of the directors serving on EDR’s Board of Directors; (ii) consummation of a merger or consolidation of EDR in which EDR’s securities represent less than 50% of the combined voting power of the surviving entity after the merger or consolidation; (iii) stockholder approval of a plan of complete liquidation or winding-up of EDR; or (iv) any transaction or series of transactions that the Board of Directors deems to constitute a Change of Control of EDR.

In addition to the above payments, each executive’s employment agreement provides that, upon a Change of Control, all unvested equity-based awards granted to the executives pursuant to the Incentive Plan will immediately, and without any action by the Board of Directors or any committee thereof, vest and become exercisable and unrestricted. Mr. Trubiana’s employment agreement also provides that, if a Change of Control occurs, any of the remaining annual awards of 4,000 shares of common stock which Mr. Trubiana is eligible to receive that had not yet been granted will immediately, without any action by the Board or any committee thereof, be granted.

In the event that an executive’s employment is terminated by death or disability, EDR will pay the executive or the beneficiaries of his estate the following: (i) all accrued but unpaid salary; (ii) all accrued but unpaid bonuses prorated to the date of the executive’s death or disability; (iii) all approved, but unreimbursed, business expenses, provided that a request for reimbursement is submitted in accordance with EDR’s policies and within 5 business days of the executive’s termination date; and (iv) all premiums for COBRA continuation coverage for the executive and eligible dependents for a period of up to 18 months for Messrs. Bower, Brown and Cardwell and for 12 months for Messrs. Hickey and Trubiana.

In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable:

•	The date of termination is December 31, 2009;
•	Named executive officers are entitled to the termination benefits provided for in their employment agreements;

•	The annual base salary at the time of termination is equal to the annual base salaries effective December 31, 2009;
•	Four weeks of vacation are unused, accrued and unpaid;
•	There is no unpaid bonus for the prior year;
•	There is no accrued and unpaid salary;
•	There is no unpaid reimbursement for expenses incurred prior to the date of termination;
•	The value of unvested shares which could vest upon a change in control under the 2004 Incentive Plan are based on EDR’s closing market price at December 31, 2009 of $4.84; and
•	Our cost for continued medical, prescription and dental benefits is constant over the benefit period.

Name	Benefit	Before Change in Control Termination w/o Cause or for Good Reason	After Change in Control Termination w/o Cause or for Good Reason	Voluntary Termination	Death	Disability
Randall H. Brown	Severance Payment	$253,000	$506,000	—	—	—
	Bonus Payment	—	$420,739	—	—	—
	Health Care Benefits Continuation	$19,507	$19,507	—	$19,507	$19,507
	Vacation	$19,462	—	—	—	—
	Vesting of Stock Awards	—	$38,720	—	—	—
Craig L. Cardwell(1)	Severance Payment	$197,000	$394,000	—	—	—
	Bonus Payment	—	$286,241	—	—	—
	Health Care Benefits Continuation	$19,507	$19,507	—	$19,507	$19,507
	Vacation	$15,154	—	—	—	—
	Vesting of Stock Awards	—	$33,880	—	—	—
Thomas J. Hickey(2)	Severance Payment	$168,500	$168,500	—	—	—
	Bonus Payment	—	—	—	—	—
	Health Care Benefits Continuation	$10,143	$10,143	—	$10,143	$10,143
	Vacation	$12,962	—	—	—	—
	Vesting of Stock Awards	—	$9,680	—	—	—
Thomas Trubiana	Severance Payment	$190,000	$380,000	—	—	—
	Bonus Payment	—	$326,420	—	—	—
	Health Care Benefits Continuation	$13,005	$19,507	—	$13,005	$13,005
	Vacation	$14,615	—	—	—	—
	Vesting of Stock Awards	—	$29,040	—	—	—
(1)	On February 12, 2010, Mr. Cardwell concluded his employment with EDR by resigning from the offices of Executive Vice President of EDR and President of Allen & O’Hara Education Services, Inc. In connection with his departure, Mr. Cardwell entered into a Separation and Release Agreement with EDR (the “Release Agreement”). Pursuant to the Release Agreement, EDR paid Mr. Cardwell (i) $37,455 in accrued but unpaid wages and vacation through February 12, 2010 and (ii) $19,866 in COBRA continuation coverage premiums required for the coverage of Mr. Cardwell and his eligible dependents under EDR’s major medical group health plan for a period of up to eighteen months. In addition, EDR will pay Mr. Cardwell a severance payment in the amount of $200,940 (his base salary on February 12, 2010) over a period of twelve months. Mr. Cardwell acknowledged that all payments and benefits to be received under the Release Agreement are conditioned upon his non-revocation of the Release Agreement and his continued compliance with any and all post-termination obligations set forth in his employment agreement and in the Release Agreement.
(2)	On March 16, 2010, EDR announced that Mr. Hickey would retire from his employment with EDR effective May 1, 2010. In connection with his retirement, Mr. Hickey has entered into an Amendment, Waiver and Retirement Agreement with EDR (the “Retirement Agreement”). Pursuant to the Retirement Agreement, EDR will pay Mr. Hickey accrued wages and vacation through May 1, 2010, accrued business expenses and COBRA continuation coverage premiums required for the coverage of Mr. Hickey and his eligible dependents under EDR’s major medical group health plan for a period of up to eighteen months. Additionally, EDR will pay Mr. Hickey a severance payment in the amount of $171,000 over a period of twelve months. Mr. Hickey has also agreed to enter into a Release on May 1, 2010. Mr. Hickey has acknowledged that all payments and benefits to be received under the Retirement Agreement are conditioned upon his non-revocation of the Retirement Agreement and the Release and his continued compliance with any and all post-termination obligations set forth in his employment agreement, the Retirement Agreement and the Release.

On December 31, 2009, Mr. Bower retired from the offices of President and Chief Executive Officer of EDR. Accordingly, the term of Mr. Bower’s employment agreement with EDR ended on December 31, 2009. As a result, the information presented in the table below reflects the actual payments made upon the termination of Mr. Bower’s employment.

Name	Accrued Salary	Accrued Bonus	Accrued Vacation	Severance	Health Care Benefits Continuation	Vesting of Stock Awards	Total
Paul Bower	—	—	$16,226	—	—	—	$16,226

2009 DIRECTOR COMPENSATION

For fiscal year 2009, each independent member of the Board of Directors was paid a $24,000 annual retainer fee. Each independent director also received $2,000 for each meeting of the Board of Directors that the director attended in person and $1,000 for each meeting of the Board of Directors attended via teleconference. Additionally, each independent member of a committee of the Board of Directors received $1,250 for each committee meeting attended and $625 for each committee meeting attended via teleconference. The Chairman of the Audit Committee received $1,500 for each committee meeting attended and the Chairmen of the Compensation Committee and Nominating and Corporate Governance Committees received $500 for each committee meeting attended. The Nominating and Corporate Governance Committee also granted 1,000 shares of common stock to each independent director for 2009.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Monte J. Barrow	$49,625	$4,660	$54,285
William J. Cahill	$46,625	$4,660	$51,285
John L. Ford	$46,625	$4,660	$51,285
Wendell W. Weakley	$51,375	$4,660	$56,035
(1)	This column represents annual director, meeting and Chairman fees.
(2)	This column represents the FASB ASC Topic 718, Compensation – Stock Compensation grant date fair market value for stock awards made in 2009. On May 29, 2009, each independent director received 1,000 shares of common stock pursuant to EDR’s 2004 Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following non-employee directors are the current members of the Compensation Committee of the Board of Directors: Messrs. Barrow and Cahill and Dr. Ford. During 2009, none of EDR’s executive officers served as a director or member of the Compensation Committee of any other entity whose executive officers served on EDR’s Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this Proxy Statement and recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and EDR’s Annual Report.

Submitted by the Compensation Committee of the Board of Directors:

William J. Cahill (Chairman)
Monte J. Barrow
John L. Ford
Howard A. Silver

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in its oversight of EDR’s financial reporting process and implementation and maintenance of effective controls to prevent, deter and detect fraud by management. In addition, the Audit Committee is directly responsible for the appointment, compensation and oversight of EDR’s independent registered public accounting firm. Each of the members of the Audit Committee qualifies as an “independent” director under the current NYSE listing standards and applicable SEC rules.

In overseeing the preparation of EDR’s financial statements, the Audit Committee met with both management and Deloitte & Touche LLP, EDR’s independent registered public accounting firm, to review and discuss the financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and Deloitte & Touche LLP.

The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of EDR’s independent auditor. The Audit Committee regularly meets in separate, private executive sessions with certain members of senior management and Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP matters required to be discussed by Statement on Auditing Standards No. 114, Communication with Audit Committees. The Audit Committee has received from Deloitte & Touche LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such services, by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP from EDR.

Based on the review and discussions referred to above, the Audit Committee recommended to EDR’s Board of Directors that EDR’s audited financial statements be included in EDR’s Annual Report for the fiscal year ended December 31, 2009. The Audit Committee has selected and the Board of Directors has approved the appointment of Deloitte & Touche LLP as EDR’s independent auditor.

Submitted by the Audit Committee of the Board of Directors:

Wendell W. Weakley (Chairman)
Monte J. Barrow
William J. Cahill

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Deloitte & Touche LLP to serve as EDR’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The appointment of this firm was recommended to the Board of Directors by the Audit Committee, and the Board of Directors has further decided that management should submit the appointment of Deloitte & Touche LLP to the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited EDR’s financial statements since its inception in 2004. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Audit and Non-Audit Fees

The following table presents the aggregate fees billed by Deloitte & Touche LLP for the two most recent fiscal years ended December 31, 2008 and 2009:

	2008	2009
Audit Fees(1)	$835,980	$952,733
Audit-Related Fees(2)	—	—
Tax Fees(3)	$177,063	$130,015
All Other Fees	—	—
Total Fees	$1,013,043	$1,082,748
(1)	Fees for audit services billed in fiscal 2008 and 2009 included the following (i) audits of our annual financial statements and the effectiveness of EDR’s internal controls over financial reporting and audits of all related financial statements required to be audited pursuant to regulatory filings, including student housing property and/or portfolio acquisitions; (ii) reviews of unaudited quarterly financial statements; and (iii) services related to the issuance of comfort letters, consents and other services related to SEC matters.
(2)	Any amounts would represent fees billed related to financial accounting and reporting consultations.
(3)	Amount represents fees billed for tax compliance services and tax planning.

The Audit Committee has determined that the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independence of Deloitte & Touche LLP.

The Audit Committee is not bound by a vote either for or against the proposal. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of EDR and its stockholders.

On behalf of the Audit Committee, the Board of Directors recommends a vote “FOR” Proposal 2.

Pre-Approval Policies and Procedures

Pursuant to the Audit Committee’s Charter, the Audit Committee reviews and pre-approves audit and non-audit services performed by EDR’s independent registered public accounting firm as well as the fee charged for such services. The Audit Committee may not approve any service that individually or in the aggregate may impair, in the Audit Committee’s opinion, the independence of the independent registered public accounting firm. The Audit Committee may delegate to one or more designated committee members the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions to pre-approve shall be presented to the full Audit Committee at its next scheduled meeting. For fiscal years 2008 and 2009, all of the audit and non-audit services provided by EDR’s independent registered public accounting firm were pre-approved by the Audit Committee in accordance with the Audit Committee Charter.

PROPOSAL 3
APPROVAL OF THE EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve the Education Realty Trust, Inc. Employee Stock Purchase Plan, or ESPP, in order to encourage the ownership of EDR common stock by our employees. We believe that broad-based ownership of equity interests in EDR by our employees provides a substantial motivation for superior performance by more closely aligning the economic interests of those employees with the overall performance of EDR. To this end, the Board of Directors approved the ESPP on February 17, 2010. The following description of the ESPP is a summary and is qualified in its entirety by reference to the full text of the ESPP. Accordingly, we advise you to review the ESPP, a copy of which is set forth in Appendix A to this Proxy Statement.

Eligibility and Participation; Options Granted Under the ESPP

All employees of EDR and its subsidiaries are eligible to participate in the ESPP on the next “Date of Grant” (as defined in the ESPP) occurring on or after the six-month anniversary of the commencement date of their employment with EDR or its subsidiaries (all such employees are referred to in the ESPP as “Participants”). Pursuant to the ESPP, Participants may elect to deduct from their “Compensation” (as defined in the ESPP) an after-tax amount of not less than 1% and up to 15% of their Compensation each payroll period. The dollar amount deducted is credited to the Participant’s contribution account. On the “Date of Exercise” (as defined in the ESPP), the amount deducted from each Participant’s Compensation over the course of the period will be used to purchase the maximum number of shares of common stock at a purchase price equal to 85% of the “Fair Market Value” (as defined in the ESPP) on the Date of Exercise, provided, however, that if a different purchase price is selected, such different purchase price must, at a minimum, be equal to the lesser of (i) 85% of the Fair Market Value of the shares of common stock on the Date of Grant, or (ii) 85% of the Fair Market Value of the shares of common stock on the Date of Exercise. On a Date of Exercise, all “Options” (as defined in the ESPP) shall be automatically exercised, except for individuals whose employment has terminated (as discussed below) or who have withdrawn all contributions.

Options granted under the ESPP are subject to the following limitations: (i) no Option granted to a Participant on a Date of Grant will be exercisable for a number of shares of common stock in excess of the quotient determined by dividing (a) $6,250 by (b) the Fair Market Value of the common stock on the Date of Grant; (ii) the maximum number of shares of common stock which a Participant may accrue the right to purchase during any calendar year under the ESPP may not exceed shares of common stock having a Fair Market Value of $25,000 as determined on the Date of Grant for the Option period during which each share of common stock is purchased; (iii) no Option may be granted to a Participant who immediately after such grant would be a “Five Percent Stockholder” (as defined in the ESPP); and (iv) no Participant may assign, transfer or otherwise alienate any Options granted to the Participant, except by will or the laws of descent and distribution, and such Options must be exercised during the Participant’s lifetime only by the Participant.

Subject to certain conditions, Options will be automatically exercised upon the terms described above on the first Date of Exercise following the Date of Grant of such Options. Fractional shares will not be issued under the ESPP, and any amount remaining in a Participant’s account after a Date of Exercise representing a fractional share will remain in the Participant’s account and be applied at the next Date of Exercise. Within 30 days following a Date of Exercise, EDR will allocate in book entry form the number of shares of common stock purchased by each Participant pursuant to the exercise of such Participant’s Option. Shares of common stock purchased by Participants will be transferable on and after the date that is 6 months following the applicable Date of Exercise and will entitle Participants to substantially all of the rights of ownership of such shares of common stock including, but not limited to, the right to vote and receive declared dividends.

As of March 19, 2010, EDR and its subsidiaries had approximately 1278 employees who were eligible to participate in the ESPP. Non-employee directors and Five Percent Stockholders of EDR’s outstanding shares of common stock are not eligible to participate in the ESPP.

Administration

The Compensation Committee of the Board of Directors will serve as the “Administrator” (as defined in the ESPP) of the ESPP.

Termination of Employment

Upon termination of a Participant’s employment for any reason other than death, the Participant will cease to be a participant under the ESPP, and the balance of the Participant’s contribution account as of the first day of the month following such termination will be paid to the Participant as promptly as possible thereafter. Any Option granted to such a Participant will be null and void from the date of termination. Upon the death of a Participant, the Participant’s beneficiary may within 30 days of the Participant’s death (but prior to the Date of Exercise) elect to either withdraw the monetary balance in the Participant’s contribution account or have the accumulated balance used to purchase shares of common stock under the ESPP. Any monetary balance which is insufficient to purchase a whole share will be returned to the Participant’s beneficiary.

Adjustments

In the case of a stock dividend, stock split, reclassification, recapitalization, merger, reorganization or other change in EDR’s capital structure or any other similar event as determined by the Plan Administrator, equitable and proportionate adjustments shall be made by the Plan Administrator to the number of shares of common stock reserved for issuance under the ESPP and to the terms of any outstanding Options.

Amendment

Except as described under “— Adjustments” above, without the approval of the stockholders of EDR, the ESPP may not be amended to (i) increase the number of shares of common stock reserved under the ESPP, (ii) alter the designation of corporations whose employees will be permitted to participate under the ESPP or (iii) alter the granting corporation or the stock available for purchase under the Plan. Generally, all other amendments, including termination of the ESPP, may be made by the Board of Directors without stockholder approval.

Federal Income Tax Aspects

The following is a brief summary of the Federal income tax aspects of awards made under the ESPP based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences. Each Participant in the ESPP should consult with his or her own tax advisor to determine the particular tax effects of participation in the ESPP and transactions in shares of common stock received thereunder.

A holder will not recognize income for Federal tax purposes on account of the initial discount when shares are purchased. Instead, income may be recognized when a holder disposes of his or her stock.

If shares of common stock are disposed of before a statutory holding period is met, ordinary income is recognized in the calendar year of disposition in an amount equal to the difference between the price paid for the shares and the Fair Market Value of the shares on the Exercise Date. Any additional gain or loss recognized on the disposition of shares will be long-term or short-term capital gain or loss depending upon the length of time the Participant held the shares of common stock after the Date of Exercise. If shares are disposed of after meeting the holding period requirement, the holder recognizes ordinary taxable income in the calendar year of disposition equal to the lesser of (i) the original 15% discount on the shares assuming the stock had been purchased on the Date of Grant or (ii) the excess of the Fair Market Value of such shares of common stock on the day of disposition over the price paid for such shares. Any additional gain or loss recognized on the disposition of the shares of common stock will be long-term capital gain or loss. In either case, (i) if a holder’s disposition is by gift, such holder will have no further income tax consequences and (ii) in the case of a sale of such shares, the difference between the net proceeds on the date of disposition and the holder’s tax basis in such shares (including ordinary income recognized in the disposition) will be taxable as capital gain or loss.

If a Participant has contributions remaining in the ESPP to purchase shares of common stock after he or she retires, the tax consequences depend on whether the termination date is within three months of the exercise date. If the termination date is not more than three months prior to the exercise date, the tax consequences are as described above. However, if the termination date is more than three months prior to the exercise date, the holder is treated as exercising a non-qualified Option and is taxed on the Date of Exercise on the excess of Fair Market Value of the shares of common stock on that date over the price paid.

New Plan Benefits

To date, no Options have been granted, and no shares of common stock have been issued pursuant to the ESPP. Because benefits under the ESPP will depend upon Participants’ elections to participate and the fair market value of our common stock at various future dates, it is not possible to determine the benefits that will be received by Participants if the ESPP is approved by our stockholders. Non-employee directors of EDR and holders of 5% or more of the outstanding shares of common stock are not eligible to participate in the ESPP.

If approved by stockholders, the ESPP will become effective as of July 1, 2010. The approval of the ESPP requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting.

The Board of Directors Recommends A Vote “For” Proposal 3.

OTHER MATTERS

Our management is not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement. However, should any other matter requiring a vote of the stockholders arise, the representatives named on the accompanying Proxy will vote in accordance with their discretion.

By Order of the Board of Directors,
Randall H. Brown Secretary

APPENDIX A
EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN

EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN

Effective July 1, 2010

EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN
Effective July 1, 2010

i

EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN
Effective July 1, 2010

ii

EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN
Effective July 1, 2010

ARTICLE I
DEFINITIONS

1.01	Administrator.

Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article IV.

1.02	Affiliate.

Affiliate means any “parent corporation” or “subsidiary corporation” (within the meaning of Section 424 of the Code and Section 1.424-1(f)(i) and (ii) of the Treasury Regulations) of the Company, including a corporation that becomes an Affiliate after the adoption of this Plan, that the Board designates as a participating employer in the Plan. For purposes of this Plan, the term “corporation” means a corporation as defined in Section 1.421-1(i)(1) of the Treasury Regulations, which definition includes a limited liability company taxable as a corporation for all Federal tax purposes.

1.03	Beneficiary.

Beneficiary means the person or entity designated by a Participant on a form prescribed by the Administrator, to receive any amount payable under the Plan following a Participant’s death. A Participant may change his or her Beneficiary from time to time by filing a subsequent designation form and the change will be effective when received by the Administrator. If a designated Beneficiary fails to survive the Participant or be in existence on the date of his or her death or if the Participant fails to designate a Beneficiary, the Participant’s Beneficiary shall be determined as follows: the Participant’s surviving spouse (i.e., the person to whom the Participant is legally married on the date of his or her death) or, if none, the Participant’s surviving children or, if none, the Participant’s estate.

1.04	Board.

Board means the Board of Directors of the Company.

1.05	Code.

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.06	Committee.

Committee means the Compensation Committee of the Board.

1.07	Common Stock.

Common Stock means the common stock of the Company.

1.08	Company.

Company means Education Realty Trust, Inc.

1.09	Compensation.

Compensation means an Employee’s total earnings, including without limitation salary, overtime, and any bonuses or special payments.

1.10	Date of Exercise.

Date of Exercise means each March 31 next following the January 2 Date of Grant, each June 30 next following the April 1 Date of Grant, each September 30 next following the July 1 Date of Grant, and each December 31 next following the October 1 Date of Grant. Notwithstanding the foregoing, if a Date of Exercise occurs on a date that no share of Common Stock is traded on the primary national securities exchange on which shares of the Common Stock are listed, then the Date of Exercise shall be the next preceding day that the Common Stock was so traded on such exchange.

1

EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN
Effective July 1, 2010

1.11	Date of Grant.

Date of Grant means each January 2, April 1, July 1, and October 1 during the term of the Plan. Notwithstanding the foregoing, if a Date of Grant occurs on a date that no share of Common Stock is traded on the primary national securities exchange on which shares of the Common Stock are listed, then the Date of Grant shall be the next subsequent day that the Common Stock is so traded on such exchange.

1.12	Election Date.

Election Date means each December 15 immediately preceding the January 2 Date of Grant, each March 15 immediately preceding the April 1 Date of Grant, each June 15 immediately preceding the July 1 Date of Grant, and each September 15 immediately preceding the October 1 Date of Grant.

1.13	Election Form.

Election Form means the form, prescribed by the Administrator, that a Participant uses to authorize a deduction from his or her Compensation in accordance with Article VI.

1.14	Employee.

Employee means any employee of the Company or an Affiliate, other than a Five Percent Stockholder.

1.15	Fair Market Value.

Fair Market Value means, on any given date, the last sale price of a share of Common Stock on the primary national securities exchange on which shares of the Common Stock are listed. If, on any given date, no share of Common Stock is traded on such exchange, then Fair Market Value shall be determined with reference to the next preceding day that the Common Stock was so traded; provided, however, with respect to the determination of Fair Market Value as of a Date of Grant upon which no share of Common Stock is traded on such exchange, Fair Market Value shall be determined with reference to the next subsequent day that the Common Stock was is so traded.

1.16	Five Percent Stockholder.

Five Percent Stockholder means any individual who, immediately after the grant of an Option owns five percent or more of the total combined voting power or value of all classes of stock of the Company or of an Affiliate. For this purpose, (i) an individual shall be considered to own any stock owned (directly or indirectly) by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors or lineal descendants and shall be considered to own proportionately any stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary, and (ii) stock of the Company or an Affiliate that an individual may purchase under outstanding Options (whether or not granted under this Plan) shall be treated as stock owned by the individual.

1.17	Option.

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock on the terms and conditions prescribed by the Plan.

1.18	Participant.

Participant means an Employee, including an Employee who is a member of the Board, who satisfies the requirements of Article V and who elects to receive an Option.

1.19	Plan.

Plan means the Education Realty Trust, Inc. Employee Stock Purchase Plan.

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EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN
Effective July 1, 2010

ARTICLE II
STOCKHOLDER APPROVAL

2.01	Stockholder Approval Required.

This Plan must be approved by the stockholders of the Company within the period beginning twelve (12) months before and ending twelve (12) months after its adoption by the Board.

2.02	Stockholder Approval for Certain Amendments.

Without the approval of the stockholders of the Company, no amendment to this Plan shall (i) increase the number of shares of Common Stock reserved under the Plan, other than as provided in Article XI, (ii) alter the designation of corporations whose employees shall be permitted to participate in the Plan, except as permitted in Section 1.423-2(c)(4) of the Treasury Regulations, or (iii) alter the granting corporation or the stock available for purchase under the Plan. Approval by stockholders must occur within one (1) year of such amendment or such amendment shall be void ab initio, comply with applicable provisions of the corporate charter and bylaws of the Company, and comply with Maryland law prescribing the method and degree of stockholder approval required for issuance of corporate stock or options.

ARTICLE III
PURPOSES

The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of Options qualifying for favorable tax treatment under Section 423 of the Code and is intended to comply with the provisions thereof, including the requirement of Section 423(b)(5) of the Code that all Employees granted Options to purchase Common Stock under the Plan have the same rights and privileges with respect to such Options. No Option shall be invalid for failure to qualify under Section 423 of the Code. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes. In addition, this Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, and should be interpreted in accordance therewith. The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended.

ARTICLE IV
ADMINISTRATION

The Plan shall be administered by the Administrator. The Administrator shall have complete authority to interpret all provisions of this Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Option. All expenses of administering this Plan shall be borne by the Company.

The Committee, in its discretion, may delegate to one or more persons or entities all or part of the Committee’s authority and duties with respect to grants and awards under this Plan. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

ARTICLE V
ELIGIBILITY

Each Employee of the Company or of an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan as of the first Date of Grant that occurs on or after the six (6) month anniversary of such Employee’s commencement of employment with the Company or

3

EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN
Effective July 1, 2010

an Affiliate. Directors of the Company who are Employees of the Company or an Affiliate may participate in this Plan on or after the Date of Grant specified in the preceding sentence. An Employee who has satisfied the requirements set forth in the preceding sentences of this Article V becomes a Participant by completing an Election Form in accordance with Section 6.01 and returning it to the Administrator on or before the Election Date for the first or any subsequent Date of Grant on which an Employee may elect to participate in this plan. Notwithstanding anything to the contrary contained herein, no individual who is not an Employee shall be granted an Option to purchase Common Stock under the Plan.

ARTICLE VI
COMPENSATION DEDUCTIONS

6.01	Amount of Deduction.

A payroll deduction shall be made from the Compensation of each Participant for each payroll period. The amount of such deduction shall be the percentage specified by the Participant on his or her Election Form; provided that such percentage shall be in multiples of one percent and shall not exceed fifteen percent. A Participant may contribute to the Plan only by payroll deduction. A Participant’s Election Form will continue to be effective, and amounts will be deducted from the Participant’s Compensation, until the Election Form is changed in accordance with Section 6.03 or the Participant withdraws from the Plan or his or her participation otherwise ends in accordance with Article IX.

6.02	Participant’s Account.

A recordkeeping account shall be established for each Participant. All amounts deducted from a Participant’s Compensation shall be credited to his or her account. No interest will be paid or credited to the account of any Participant.

6.03	Changes in Payroll Deductions.

A Participant may discontinue his or her participation in the Plan as provided in Section 9.01. Except as provided in Section 9.01, a Participant’s direction to change the percentage deduction specified on his or her Election Form shall be effective as of the first Date of Grant following the date that written notice of such change is delivered to the Administrator.

ARTICLE VII
OPTION GRANTS

7.01	Number of Shares.

Each Employee who is a Participant on a Date of Grant shall be granted an Option as of that Date of Grant. The number of shares of Common Stock subject to such Option shall be determined by dividing the option price (as defined in Section 7.02) into the balance credited to the Participant’s account as of the Date of Exercise next following the Date of Grant. Notwithstanding the preceding sentence, no Participant will be granted an Option as of any Date of Grant for more than a number of shares of Common Stock determined by dividing $6,250 by the Fair Market Value of shares of Common Stock on the Date of Grant.

7.02	Option Price.

The price per share for Common Stock purchased on the exercise of an Option shall be eighty-five percent of the Fair Market Value on the applicable Date of Exercise, until such time (if any) that the Committee announces a different purchase price per share. Such different price per share must, however, be at least equal to the lesser of (i) eighty-five percent of the Fair Market Value on the applicable Date of Grant or (ii) eighty-five percent of the Fair Market Value on the applicable Date of Exercise.

7.03	Terms of Options.

Options granted under this Plan shall be subject to such amendment or modification as the Company shall deem necessary to comply with any applicable law or regulation, including but not limited to Section

4

EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN
Effective July 1, 2010

423 of the Code, and shall contain such other provisions as the Company shall from time to time approve and deem necessary; provided, however, that any such provisions shall comply with Section 423 of the Code.

7.04	Limitations on Options.

The Options granted hereunder are subject to the following limitations:

(a)	No Participant shall be permitted to accrue the right to purchase during any calendar year Common Stock under this Plan (or any other plan of the Company or an Affiliate which is qualified under Section 423 of the Code) having a Fair Market Value of greater than twenty-five thousand dollars ($25,000.00) (as determined on the Date of Grant for the option period during which each such share of Common Stock is purchased) as provided in Section 423(b)(8) of the Code.
(b)	No Option may be granted to a Participant if the Participant immediately after the Option is granted would be a Five Percent Stockholder.
7.05	Pro-rata Reduction of Optioned Common Stock.

If the total number of shares of Common Stock to be purchased under Options by all Participants on a Date of Exercise exceeds the number of shares of Common Stock remaining authorized for issuance under Section 10.02, a pro-rata allocation of the shares of Common Stock available for issuance will be made among Participants in proportion to their respective account balances on the Date of Exercise, and any money remaining in the Participants’ accounts shall be returned to the Participants, without interest.

ARTICLE VIII
EXERCISE OF OPTION

8.01	Automatic Exercise.

Subject to the provisions of Articles IX, X, and XII, each Option shall be exercised automatically as of the Date of Exercise next following the Option’s Date of Grant for the number of whole shares of Common Stock that may be purchased at the option price for that Option with the balance credited to the Participant’s account.

8.02	Fractional Shares.

Fractional shares will not be issued under the Plan. Any amount remaining to the credit of the Participant’s account after the exercise of an Option which represents a fraction share shall remain in the Participant’s account and be applied to the option price of the Option next granted if the Participant continues to participate in the Plan or, if he or she does not, shall be returned to the Participant. Any amount remaining to the credit of a Participant’s account after the exercise of an Option that equals or exceeds a whole share due to any limitation of this Plan shall be returned to the Participant.

8.03	Nontransferability.

Each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

8.04	Employee Status.

For purposes of determining the applicability of Section 423 of the Code, and whether an individual is employed by the Company or an Affiliate, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment in accordance with Section 423 of the Code and the Treasury Regulations promulgated thereunder.

5

EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN
Effective July 1, 2010

8.05	Delivery of Common Stock.

Subject to the provisions of Articles X, and XII, within thirty (30) days following an applicable Date of Exercise, the Company will cause to be allocated to each Participant, in book entry form, the Common Stock purchased upon the Participant’s exercise of his or her Option.

8.06	Vesting, Transferability.

A Participant’s interest in the Common Stock purchased upon the exercise of his or her Option shall be immediately nonforfeitable and, subject to the provisions of Article XII, shall be transferable on and after the date that is six (6) months following the applicable Date of Exercise.

8.07	Premature Sale of Common Stock.

If a Participant (or former Participant) sells or otherwise disposes of any shares of Common Stock obtained under this Plan:

(i)	prior to two (2) years after the Date of Grant of the Option under which such shares were obtained, or
(ii)	prior to one (1) year after the Date of Exercise on which such shares were obtained,

that Participant (or former Participant) must notify the Company immediately in writing concerning such disposition.

8.08	Transfer of Ownership.

A Participant who purchases shares of Common Stock under this Plan shall be transferred at such time substantially all of the rights of ownership of such shares of Common Stock in accordance with the Treasury Regulations promulgated under Section 423 of the Code as in effect on the Effective Date. Such rights of ownership shall include the right to vote, the right to receive declared dividends, the right to share in the assets of the Company in the event of liquidation, the right to inspect the Company’s books and the right to pledge or sell such Common Stock subject to the restrictions in the Plan.

ARTICLE IX
WITHDRAWAL AND TERMINATION OF EMPLOYMENT

9.01	Generally.

A Participant may withdraw the payroll deductions credited to his or her account under the Plan by giving written notice to that effect to the Administrator at least thirty (30) days prior to the next Date of Exercise. In that event, all of the payroll deductions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and no further payroll deductions will be made from his Compensation until he or she submits a new Election Form to the Administrator. A Participant shall be deemed to have elected to withdraw from the Plan in accordance with this Section 9.01 if he or she ceases to be an Employee.

9.02	Subsequent Participation.

A Participant who has withdrawn his or her account under Section 9.01 may submit a new Election Form to the Administrator and resume participation in the Plan as of any subsequent Date of Grant, provided that the Administrator receives his or her Election Form before the applicable Election Date.

9.03	Termination of Employment.

If a Participant’s employment with the Company and its Affiliates terminates for any reason other than death, his or her participation in the Plan shall cease as of the date of termination. The balance credited to the Participant’s account as of the first day of the month following such termination of employment shall be paid to the Participant or, in the case of the Participant’s death following his or her termination of employment, to his or her Beneficiary, as promptly as possible thereafter.

6

EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN
Effective July 1, 2010

9.04	Death of Participant.

Notwithstanding any other provision of this Plan, if a Participant’s employment with the Company and its Affiliates terminates on account of the Participant’s death, his or her Beneficiary may elect, by written notice received by the Administrator within thirty (30) days of the Participant’s death (but in all events before the Date of Exercise), to either (i) withdraw all of the payroll deductions credited to the Participant’s account or (ii) to exercise the Option as of the Date of Exercise and receive whole shares of Common Stock and cash representing the value of a fractional share in accordance with Section 8.02. If the Option is exercised, the number of shares of Common Stock issuable to the Beneficiary shall be determined by dividing the option price into the payroll deductions credited to the Participant’s account. If timely written notice of the Beneficiary’s election is not received by the Administrator, the Beneficiary shall be deemed to have elected to exercise the Option.

ARTICLE X
COMMON STOCK SUBJECT TO PLAN

10.01 Shares Issued or Delivered.

Upon the exercise of any Option the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs) shares in book entry form of Common Stock from its authorized but unissued Common Stock or outstanding Common Stock acquired by or on behalf of the Company in the name of the Participant.

10.02 Aggregate Limit.

The maximum aggregate number of shares of Common Stock that may be issued or delivered under this Plan pursuant to the exercise of Options is 300,000 shares. The maximum aggregate number of shares that may be issued or delivered under this Plan shall be subject to adjustment as provided in Article XI .

10.03 Reallocation of Shares.

If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.

10.04 Restriction on Transferability.

No share of Common Stock purchased upon the Participant’s exercise of his or her Option may be transferred until the date that is six (6) months following the applicable Date of Exercise. Each book entry form and any certificate evidencing the Common Stock purchased upon the Participant’s exercise of his or her Option shall bear a legend evidencing such six (6) month restriction on transferability.

ARTICLE XI
ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Options may be granted under this Plan and the terms of outstanding Options shall be adjusted as the Committee shall determine to be equitably and proportionately required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other similar event which, in the judgment of the Committee necessitates such action and which meets the requirements of Section 423 of the Code. Any determination made under this Article XI by the Committee shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options may be granted or the terms of outstanding Options.

7

EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN
Effective July 1, 2010

ARTICLE XII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option shall be exercisable, no Common Stock shall be issued, no book entry form or certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share book entry form and any certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations and this Plan. No Option shall be exercisable, no Common Stock shall be issued, no book entry for and no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIII
GENERAL PROVISIONS

13.01 Effect on Employment and Service.

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any individual at any time with or without assigning a reason therefor.

13.02 Unfunded Plan.

The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

13.03 Rules of Construction.

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

13.04 Plan Fiscal Year.

The fiscal year of the Plan shall be the calendar year.

13.05 Company’s Rights.

The rights and powers of the Company and any Affiliate shall not be affected in any way by its participation in this Plan, including but not limited to the right or power of the Company and any Affiliate to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

13.06 Gender and Number.

For the purposes of the Plan, unless the contrary is clearly indicated, the use of the masculine gender shall include the feminine, and the singular number shall include the plural and vice versa.

13.07 Governing Law.

The validity, construction, interpretation, administration and effect of this Plan, and any rules or regulations promulgated hereunder, including all rights or privileges of any Participants hereunder, shall be

8

EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN
Effective July 1, 2010

governed exclusively by and in accordance with the laws of the State of Maryland, except that the Plan shall be construed to the maximum extent possible to comply with Section 423 of the Code and the Treasury Regulations promulgated thereunder.

13.08 Severability.

If any provision of this Plan is held by a court to be unenforceable or is deemed invalid for any reason, then such provision shall be deemed inapplicable and omitted, but all other provisions of this Plan shall be deemed valid and enforceable to the full extent possible under applicable law.

ARTICLE XIV
AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment or termination shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made or such termination occurs. Notwithstanding the foregoing, no amendment of the Plan as described in Section 2.02 shall become effective until and unless such amendment is approved by the Stockholders of the Company in accordance with the approval requirements of Section 2.02.

ARTICLE XV
DURATION OF PLAN

No Option may be granted under this Plan more than three years after the date this Plan is adopted by the Board. Options granted before that date shall remain valid in accordance with their terms.

ARTICLE XVI
EFFECTIVE DATE OF PLAN

Options may be granted under this Plan as of the first Date of Grant on or after July 1, 2010 (the “Effective Date”).

9

EDUCATION REALTY TRUST, INC.
EMPLOYEE STOCK PURCHASE PLAN
Effective July 1, 2010

ANNUAL MEETING OF STOCKHOLDERS OF

Education Realty Trust

May 19, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM Central Time, on May 18, 2010.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement, form of proxy card and annual report are available at www.edrtrust.com/proxy

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20630300000000001000 9 051910

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES
- ○ Paul O. Bower
- ○ Monte J. Barrow
- ○ William J. Cahill, III
- ○ Randall L. Churchey
- ○ John L. Ford
- ○ Howard A. Silver
- ○ Wendell W. Weakley

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

Education Realty Trust

May 19, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of meeting, proxy statement, form of proxy card and annual report are available at www.edrtrust.com/proxy

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630300000000001000 9 051910

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES
- ○ Paul O. Bower
- ○ Monte J. Barrow
- ○ William J. Cahill, III
- ○ Randall L. Churchey
- ○ John L. Ford
- ○ Howard A. Silver
- ○ Wendell W. Weakley

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratification of appointment of Deloitte & Touche LLP as EDR's independent registered accounting firm for the fiscal year ending December 31, 2010.	☐	☐	☐
3. Approve the Education Realty Trust, Inc. Employee Stock Purchase Plan.	☐	☐	☐

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EDUCATION REALTY TRUST

1

530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Randall L. Churchey and Randall H. Brown, or either of them, with full power of substitution, as proxy to represent and vote all shares of common stock, $.01 par value per share, of Education Realty Trust, Inc. held of record by the undersigned as of the close of business on March 19, 2010, at the Annual Meeting of Stockholders to be held on May 19, 2010 or any adjournment or postponement thereof, as designated on the reverse side hereof and in their discretion as to other matters.

The shares represented by this Proxy will be voted as directed by the undersigned. **If no direction is given when the duly executed Proxy is returned, such shares will be voted "FOR" all nominees in Proposal 1, "FOR" Proposal 2 and "FOR" Proposal 3**.

YOUR VOTE IS IMPORTANT

Please mark, sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so that your shares may be represented at the Meeting.

(Continued and to be signed on the reverse side)

COMMENTS:

14475